UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )
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☐	Soliciting Material Pursuant to §240.14a-12
TELADOC HEALTH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual Meeting and Proxy Statement

2025

Notice of 2025 annual meeting of stockholders of Teladoc Health

When	Virtual meeting	Record date: March 27, 2025	Date of distribution

Thursday, May 22, 2025 2:00 p.m. EDT	www.virtualshareholdermeeting.com/TDOC2025	Only stockholders of record at the close of business on March 27, 2025, may vote at the meeting or any adjournment(s) or postponement(s) of the meeting	On or about April 8, 2025

Attending the virtual meeting
•To enter the meeting, you must have your 16-digit control number that is shown on your 1) Notice of Internet Availability of Proxy Materials; or 2) proxy card if you elected to receive proxy materials by mail.
•You will not be able to attend the Annual Meeting in person.
•Details regarding accessing the Annual Meeting over the Internet and the business to be conducted are described in the Notice.

Items of business

Proposals		Board vote recommendation		For further details
1	To elect nine nominees to serve as directors	“FOR”	each director nominee	Page 8
2	To conduct an advisory vote to approve our executive compensation (Say-on-Pay)	“FOR”		Page 27
3	To approve an amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan	“FOR”		Page 69
4	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2025	“FOR”		Page 82
5	To transact other business as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting

By Order of the Board of Directors, Adam C. Vandervoort Chief Legal Officer and Secretary Purchase, New York April 8, 2025
How to vote
Even if you plan to virtually attend the meeting, we encourage you to vote as soon as possible using one of the following methods. Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form with your 16-digit control number available and follow the instructions.

Internet	Telephone	Mail	During the meeting
visit www.proxyvote.com, 24/7	call toll-free 1-800-690-6903	complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope	attend the virtual Annual Meeting and cast your ballot online

Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on
May 22, 2025
The Teladoc Health proxy statement and annual report are available at www.proxyvote.com.

	Proxy summary	1

	Corporate governance and board matters	8

Proposal 1	FOR

	Election of directors	8

	Director Nominees	8
	Corporate Governance Guidelines and Code of Business Conduct and Ethics	15
	Board Leadership Structure	15
	Committees of the Board	16
	Audit Committee	17
	Compensation Committee	17
	Nominating and Corporate Governance Committee	18
	Quality of Care and Patient Safety Committee	19
	Executive Committee	19
	Board Role in Risk Oversight	19
	Identifying and Evaluating Director Nominees	22
	Director Candidates Recommended by Stockholders	22
	Communications with Directors	23
	Related-Party Transactions	23
	Director compensation	24
	Non-Employee Director Compensation Program	24
	Deferred Compensation Plan for Non-Employee Directors	25
	2024 Director Compensation Table	26

	Executive compensation	27

Proposal 2	FOR

	Advisory vote on executive compensation	27

	Executive Officers	28
	Compensation Discussion and Analysis	31
	Named Executive Officers and Overview	32
	2024 CEO Transition	32
	2024 Performance and Company Highlights	33
	Compensation Philosophy and Objectives	33
	Total 2024 Target Compensation Mix	34
	Stockholder Outreach and “Say-on-Pay” Advisory Vote	35
	Determination of Compensation	36
	Elements of Compensation	37
	Employment Agreements	45
	Tax Implications	45
	Accounting Considerations	46
	Compensation Policies and Practices	46
	Compensation Committee Report	46
	Compensation tables	47
	2024 Summary Compensation Table	47
	2024 Grants of Plan-Based Awards Table	49
	2024 Outstanding Equity Awards at Fiscal Year-End Table	51

	2024 Option Exercises and Stock Vested Table	54
	2024 Pension Benefits	54
	2024 Nonqualified Deferred Compensation	54
	Potential Payments Upon Termination or Change in Control	54
	CEO Pay Ratio	62
	Compensation Risk Assessment	62
	Pay Versus Performance	63
	Pay Versus Performance Compensation Actually Paid Table	63
	Relationship Between Pay and Performance	66

Proposal 3	FOR

	Approve the amendment to the 2023 Incentive Award Plan	69

	Board Recommendation	69
	Background	69
	Reasons Why You Should Vote in Favor of the Approval of the Amendment to the 2023 Incentive Award Plan	70
	Historical Equity Award Information	72
	Summary of the 2023 Incentive Award Plan	73
	U.S. Federal Income Tax Consequences	77
	Equity Compensation Plan Information	79
	New Plan Benefits	80
	Vote Required and Board of Directors’ Recommendation	81

	Audit matters	82

Proposal 4	FOR

	Ratification of the appointment of the independent registered public accounting firm	82

	Audit and Non-Audit Fees	83
	Audit Committee Report	84

	Stock ownership matters	85

	Securities Ownership of Certain Beneficial Owners and Management	85
	Directors and Executive Officers	85
	Significant Stockholders	86
	Delinquent Section 16(a) Reports	86

	Information about the annual meeting and voting	87

	Additional information	93

	Other Matters	93
	Interests of Certain Persons in Matters to Be Acted on	93
	Proxy Solicitation	93
	Procedures for Submitting Stockholder Proposals	93
	Forward-Looking Statements	94

	Annex A - Reconciliation of non-GAAP measures	95
	Annex B - First Amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan	96

Proxy summary
This summary contains highlights about Teladoc Health, Inc. (“Teladoc Health,” the “Company” or “we”) and its upcoming 2025 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information that you should consider in advance of the meeting, and we encourage you to read the entire proxy statement carefully before voting.
2025 Annual meeting

When	Virtual meeting	Record date
Thursday, May 22, 2025 2:00 p.m. EDT	www.virtualshareholdermeeting.com/TDOC2025	March 27, 2025

Voting matters		Board recommendations	For more information, see page

1	Election of nine director nominees	FOR each nominee	8

2	Advisory vote to approve executive compensation (Say-on-Pay)	FOR	27

3	Approval of an amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan	FOR	69

4	Ratification of the selection of Ernst & Young LLP as independent auditors for 2025	FOR	82

2025 Proxy Statement	Teladoc Health	1

Proxy summary

2024 Performance and company highlights
Executing our 2024 priorities:

$2.6B	$311M(1)	$1.3B	$410M

Total revenue	Total adjusted EBITDA; margin of 12.1%	Cash and cash equivalents, up 16%	International revenue, up 12%

93.8M	1.2M	1.3M	17.3M

U.S. integrated care members, up 5%	Chronic care program enrollment, up 4%	BetterHelp unique users in 2024	Total visits

(1)For a full reconciliation of net loss, the most directly comparable GAAP financial measure, to adjusted EBITDA, please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

2	Teladoc Health	2025 Proxy Statement

Proxy summary

Corporate governance highlights

Corporate Governance Best Practices

Annual election of directors
2 of our director nominees are women
Independent Board chair
Balance of new and experienced directors
No overboarding
Annual director self-evaluation and committee assessment to ensure Board effectiveness
Multiple members of our Audit Committee qualify as “audit committee financial experts”
All current directors attended at least 75% of 2024 meetings
Regular executive sessions of independent directors
Majority voting standard in uncontested elections
Stockholder ability to call special meetings

Proxy access (3/3/20/25)
Enterprise Risk Management program to oversee organizational risk
Code of Business Conduct and Ethics
Annual Say-on-Pay vote
Independent compensation consultant
Pay-for-performance philosophy
Stock ownership guidelines for directors and executives
No hedging or pledging of company stock
Clawback policy
Active stockholder engagement
Commitment to corporate social responsibility

2025 Proxy Statement	Teladoc Health	3

Proxy summary

Board of directors overview
Director nominees

Director nominee and principal occupation	Age	Director since	Independent	Current committee membership
				AC	CC	NCGC	QCPSC	EC
Charles Divita, III Chief Executive Officer, Teladoc Health	55	2024
J. Eric Evans Chief Executive Officer, Surgery Partners	48	2023
Sandra L. Fenwick Retired Chief Executive Officer, Boston Children’s Hospital	74	2020
Catherine A. Jacobson Retired Chief Executive Officer, Froedtert ThedaCare Health	61	2020
Thomas G. McKinley General Partner, Cardinal Partners	73	2009
Kenneth H. Paulus Retired President and Chief Executive Officer, Prime Therapeutics	65	2017
David L. Shedlarz Retired Vice Chairman, Executive Vice President and CFO, Pfizer	76	2016
Mark Douglas Smith, M.D., MBA Clinical Professor of Medicine, University of California at San Francisco; and a board-certified internist	73	2018
David B. Snow, Jr. Chairman and Chief Executive Officer, Cedar Gate Technologies	70	2014
Meetings in 2024		Board - 13		6	11	8	4	6

	Committee chair		Committee member	A	Audit committee financial expert
AC	Audit	NCGC	Nominating & corporate governance	EC	Executive
CC	Compensation	QCPSC	Quality of care & patient safety

4	Teladoc Health	2025 Proxy Statement

Proxy summary

Board attributes
Our director nominees compose a well-balanced Board of Directors (the “Board”).

Independence		Tenure

	89% Independent		7 years Average tenure

Age

66 years Average age

2025 Proxy Statement	Teladoc Health	5

Proxy summary

Board refreshment
Three of our independent director nominees have joined our Board since 2020, representing 37.5% of our independent director nominees.

2020		2023

Sandra L. Fenwick	Catherine A. Jacobson	J. Eric Evans

Key director skills and experience
This table summarizes the key skills, attributes and experiences of each of our director nominees that are most relevant to their board service. The fact that a specific area of focus or experience is not designated does not mean the director nominee does not possess that attribute or expertise.

Academics	2/9	22%

Audit and financial reporting	5/9	56%

Corporate governance	8/9	89%

Executive leadership	9/9	100%

Finance and investment industry	2/9	22%

Healthcare and medicine	9/9	100%

Human capital management	9/9	100%

Other public company board experience	7/9	78%

Regulatory, government and compliance	8/9	89%

Risk management	9/9	100%

Strategic planning and operations	9/9	100%

Technology and innovation	4/9	44%

6	Teladoc Health	2025 Proxy Statement

Proxy summary

Executive compensation highlights
Our Compensation Committee has designed our executive compensation program in alignment with our key strategic priorities and commitment to aligning executive pay with corporate performance and stockholder interests. Accordingly, long-term incentives in the form of stock awards make up the significant majority of our named executive officers’ total target compensation such that their pay outcomes are directly linked to our stockholders’ experience.
Total 2024 target compensation mix
CEO(1)
Average of other NEOs(2)
(1)Reflects compensation of our current CEO, Mr. Divita, who was appointed on June 10, 2024.
(2)Excludes additional compensation paid to Ms. Murthy for her service as acting CEO.
Consideration of say-on-pay advisory vote

•The most recent Say-on-Pay vote indicates significant stockholder support of the philosophy, strategy and objectives of our executive compensation programs.
•Following the annual review of our executive compensation philosophy by our Compensation Committee, as well as our most recent Say-on-Pay results and engagement with stockholders, our overall approach to executive compensation did not change.
•The Compensation Committee will continue to monitor stockholder feedback, including the results of the annual Say-on-Pay vote, in making future decisions affecting our compensation programs.
SIGNIFICANT STOCKHOLDER APPROVAL OF SAY-ON-PAY OVER LAST 3 YEARS 2022 – 91.6% 2023 – 81.9% 2024 – 95.9%

2025 Proxy Statement	Teladoc Health	7

Corporate governance and board matters

Proposal 1
Election of directors
Our Certificate of Incorporation and our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of the Board. Our Board currently consists of nine members.
Director nominees
Each of the nine directors elected at this Annual Meeting will serve for a one-year term expiring at the 2026 annual meeting and until their respective successors have been duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following individuals for election to the Board for a one-year term:
•Charles Divita, III
•J. Eric Evans
•Sandra L. Fenwick
•Catherine A. Jacobson
•Thomas G. McKinley
•Kenneth H. Paulus
•David L. Shedlarz
•Mark Douglas Smith, M.D., MBA
•David B. Snow, Jr.
Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee.
The affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to elect the director nominees as directors. This means the number of votes cast “FOR” a director nominee must exceed the votes cast “against” that director nominee.

Your Board of Directors recommends that you vote FOR the election of each of the director nominees.

8	Teladoc Health	2025 Proxy Statement

Corporate governance and board matters

Charles Divita, III, 55

Chief Executive Officer, Teladoc Health	Director since: June 2024

Career highlights
TELADOC HEALTH, INC.
•Chief Executive Officer and Director (2024 to present)
GUIDEWELL MUTUAL HOLDING CORPORATION, a leading not-for-profit, policyholder-owned health solutions organization
•Executive Vice President, Commercial Markets (2018 to 2024)
•Senior Vice President, Chief Financial Officer (2014 to 2018)
•Various leadership positions (2011 to 2014)
FPIC INSURANCE GROUP, a property and casualty insurance company
•Chief Financial Officer (2006 to 2011)
•Various leadership positions (2000 to 2006)

Other current directorships
•Vim (2025 to present; also served 2021 to 2024)
Prior directorships
•Availity (2018 to 2024)
•Prime Therapeutics (2018 to 2024)
Education
•Bachelor of Science in Accounting and Finance, Florida State University
Credentials
•Certified Public Accountant

Key experience and qualifications
Our Board concluded that Mr. Divita should serve as a director because of his leadership role with Teladoc Health and his extensive executive leadership experience and knowledge of the healthcare industry.

J. Eric Evans, 48

Chief Executive Officer, Surgery Partners	Independent Director since: September 2023 Committees: Audit, Compensation (Chair) and Executive

Career highlights
SURGERY PARTNERS, INC., a leading provider of surgical services
•Chief Executive Officer and Director (2020 to present)
•Executive Vice President and Chief Operating Officer (2019 to 2020)
TENET HEALTHCARE CORPORATION, a diversified healthcare services company
•President of Hospital Operations (2016 to 2018)
•Chief Executive Officer of former Texas region (2015 to 2016)
THE HOSPITALS OF PROVIDENCE IN EL PASO
•Market Chief Executive Officer (2012 to 2015)

Other current public company boards
•Surgery Partners, Inc.
Other current directorships and engagements
•QuVa Pharma
•SPOON Foundation
•American Heart Association of Middle Tennessee
•Nashville Health Care Council
Education
•M.B.A., Harvard Business School
•Bachelor’s degree in Industrial Management, Purdue University

Key experience and qualifications Our Board concluded that Mr. Evans should serve as a director because of his executive leadership experience and his extensive knowledge of the healthcare industry.

2025 Proxy Statement	Teladoc Health	9

Corporate governance and board matters

Sandra L. Fenwick, 74

Retired Chief Executive Officer, Boston Children’s Hospital	Independent Director since: November 2020 Committees: Nominating and Corporate Governance and Quality of Care and Patient Safety

Career highlights
BOSTON CHILDREN’S HOSPITAL, the nation’s foremost independent pediatric hospital and the world’s leading center of pediatric medical and health research
•Chief Executive Officer, where she was a driving force to improve the effectiveness and efficacy of the care provided at Boston Children’s, while at the same time reducing the cost of care (2013 to 2021)
•President (2008 to 2013)
•Chief Operating Officer (1999 to 2008)
•Senior Vice President (1999)

Other current directorships and engagements
•Harvard’s Wyss Institute for Biologically Inspired Engineering, Inc.
•Risk Management Foundation of the Harvard Medical Institutions, Inc.
•Patient Discovery Solutions, Inc.
•BCH Foundation UK Limited
•Member, International Women’s Forum/Massachusetts
•Member, Women Corporate Directors Boston
Prior directorships
•Livongo Health, Inc. (2019 to the Teladoc Health/Livongo merger in 2020)
Education
•Ms. Fenwick has received numerous awards and honorary degrees for her contributions to healthcare
•Master’s in Public Health in Health Services Administration, University of Texas School of Public Health
•Bachelor’s degree, with distinction, Simmons College

Key experience and qualifications Our Board concluded that Ms. Fenwick should serve as a director because of her executive leadership experience and her extensive knowledge of the healthcare industry.

10	Teladoc Health	2025 Proxy Statement

Corporate governance and board matters

Catherine A. Jacobson, 61

Former Chief Executive Officer, Froedtert ThedaCare Health	Independent Director since: February 2020 Committees: Audit and Quality of Care and Patient Safety

Career highlights
FROEDTERT THEDACARE HEALTH, a regional health care system based in Milwaukee, Wisconsin
•Chief Executive Officer and Director (2024)
•President, Chief Executive Officer and Director (2012 to 2023)
•President (2011-2012)
•Executive Vice President of Finance and Strategy, Chief Financial Officer and Chief Strategy Officer (2010-2011)
RUSH UNIVERSITY MEDICAL CENTER
•Various executive leadership roles including CFO, treasurer, SVP of finance and strategic planning, marketing and communications (1988 to 2010)
Other current directorships and engagements
•Vice Chair, Vizient
•Bradley University
•Siebert Lutheran Foundation

Prior directorships
•Wisconsin Hospital Association (2012 to 2024)
•United Way of Greater Milwaukee & Waukesha County (2012 to 2020)
•Mercy Health (2014 to 2019)
•Healthcare Financial Management Association (2004 to 2010)
•Chair, Metropolitan Milwaukee Association of Commerce (2021 to 2022)
Recognitions
•Gail L. Warden Leadership Excellence Award of the National Center for Healthcare Leadership (2024)
•Modern Healthcare, Top 25 Women Leaders (2021-2022)
•Modern Healthcare, 100 Most Influential People in Healthcare (2019, 2022 and 2023)
•Junior Achievement of Wisconsin, Distinguished Executives of the Year (2018) and induction into the Wisconsin Business Hall of Fame
Education
•Bachelor of Science in Accounting, Bradley University
•Honorary Degree—Doctor of Healthcare Leadership, University of Wisconsin- Milwaukee

Key experience and qualifications
Our Board has concluded that Ms. Jacobson should serve as a director in view of her executive leadership experience and her extensive background in the healthcare industry.

2025 Proxy Statement	Teladoc Health	11

Corporate governance and board matters

Thomas G. McKinley, 73

General Partner, Cardinal Partners	Independent Director since: November 2009 Committees: Audit and Compensation

Career highlights
CARDINAL PARTNERS, a venture capital firm focused exclusively on healthcare investing
•General Partner and West Coast Representative, with a focus in healthcare investment technology, technology-enabled services, AI, ML and blockchain in healthcare (2009 to present)
PARTECH INTERNATIONAL, a global venture capital firm with offices in U.S., Japan, Israel and France
•Co-Founder and Managing Partner focused on healthcare information technology sector (1982 to 2008)
PREALIZE HEALTH (formerly CARDINAL ANALYTX), a project in conjunction with Professors Arnold Milstein and Nigam Shah at Stanford University
•Founding CEO (2016 to 2018)
OPALA, a data automation partner that makes payer-provider collaboration radically easy
•Founding CEO and helped spin out a team from Premera Blue Cross (2019 to 2021)

Other current directorships and engagements
•Opala
•Chairman, Prealize Health
Prior directorships
•Elected Director, Harvard Alumni Association (2001 to 2007)
•Sapphire Digital (2017 to 2021)
Education
•MBA, Stanford University, Graduate School of Business
•MS in Accounting, New York University, Stern School of Business
•AB in Economics, Harvard University

Key experience and qualifications
Our Board has concluded that Mr. McKinley should serve as a director in view of his significant director experience and his broad experience in the healthcare and technology industries.

Kenneth H. Paulus, 65

Former President and Chief Executive Officer, Prime Therapeutics	Independent Director since: February 2017 Committees: Nominating and Corporate Governance (Chair), Quality of Care and Patient Safety and Executive

Career highlights
PRIME THERAPEUTICS, one of the nation’s largest pharmacy benefit managers
•President, Chief Executive Officer and Director (2019 to 2023)
ALLINA HEALTH, one of the nation’s largest not-for-profit integrated delivery systems
•Various executive leadership roles including, President, Chief Executive Officer and Chief Operating Officer (2005 to 2014)
ATRIUS HEALTH SYSTEM, one of the largest integrated physician organizations in New England and a teaching affiliate of Harvard Medical School
•President and Chief Executive Officer (2005 to 2009)
PARTNERS COMMUNITY HEALTH CARE
•Chief Operating Officer (1994 to 2000)

Other current directorships
•Gravie Health
•Compliance Solutions (Chair)
Prior directorships
•Breg (2017 to 2024)
•AllyAlign Health (2017 to 2021)
•Cogentix Medical (2015 to 2016)
•Team Health (2015 to 2016)
Education
•Master of Healthcare Administration and Management, University of Minnesota
•BA in Biology, Augustana College

Key experience and qualifications Our Board concluded that Mr. Paulus should serve as a director because of his executive leadership experience in the healthcare industry.

12	Teladoc Health	2025 Proxy Statement

Corporate governance and board matters

David L. Shedlarz, 76

Retired Vice Chairman, Executive Vice President and CFO, Pfizer	Independent Director since: September 2016 Committees: Audit (Chair), Compensation and Executive

Career highlights
PFIZER, INC., a pharmaceutical company Former Vice Chair (2005 to 2007)
•Executive Vice President and Chief Financial Officer having worldwide responsibility for Pfizer’s former Medical Technology Group (1999 to 2005)
•Played key role in shaping the strategic direction that contributed to Pfizer’s impressive growth and helped establish it as an industry leader and innovator

Prior directorships
•Pitney Bowes, Inc. (2001 to 2023)
•The Hershey Company (2008 to 2021)
•TIAA (2007 to 2021)
Education
•MBA, Finance and Accounting, New York University, Leonard N. Stern School of Business
•BS in Economics and Mathematics, Michigan State University-Oakland

Key experience and qualifications
Our Board concluded that Mr. Shedlarz should serve as a director because of his deep experience in public company finance, his experience as a director of large public companies and his prior service as the chief financial officer of one of the world’s leading pharmaceutical corporations.

Mark Douglas Smith, M.D., MBA, 73

Clinical Professor of Medicine, University of California at San Francisco; and a board-certified internist	Independent Director since: October 2018 Committees: Nominating and Corporate Governance, Quality of Care and Patient Safety (Chair) and Executive

Career highlights
UNIVERSITY OF CALIFORNIA AT SAN FRANCISCO
•Clinical professor of medicine (1994 to present)
SAN FRANCISCO GENERAL HOSPITAL
•Board-certified internist and maintains a clinical practice in HIV care (1994 to present)
GUIDING COMMITTEE OF THE HEALTH CARE PAYMENT LEARNING AND ACTION NETWORK, a public-private partnership launched by the U.S. Department of Health and Human Services to promote the transition to value-based payment to improve care quality while lowering costs
•Co-chair (2015 to 2019)
CALIFORNIA HEALTH CARE FOUNDATION, an independently endowed philanthropy that works to improve healthcare access and quality for Californians
•Founding President and Chief Executive Officer, helped build the foundation into a recognized leader in delivery system innovation, public reporting of care quality and applications of new technology in healthcare (1996 to 2013)

Other current public company boards
•Jazz Pharmaceuticals plc
•Phreesia, Inc.
Other current directorships and engagements
•Commonwealth Fund
•Editorial Board, Health Affairs
•Prealize Health
Education
•M.D., University of North Carolina at Chapel Hill
•MBA with a concentration in health care administration, Wharton School, University of Pennsylvania
•Bachelor’s degree in Afro-American Studies, Harvard College

Key experience and qualifications
Our Board concluded that Dr. Smith should serve as a director in view of his extensive background in the healthcare industry, including as a nationally recognized care delivery and health policy expert.

2025 Proxy Statement	Teladoc Health	13

Corporate governance and board matters

David B. Snow, Jr., 70	Board Chairman

Chairman and Chief Executive Officer, Cedar Gate Technologies		Independent Director since: February 2014 Chairman of the Board since: December 2014 Committees: Compensation, Nominating and Corporate Governance and Executive (Chair)

Career highlights
CEDAR GATE TECHNOLOGIES, INC., a provider of analytic and information technology services to providers, payers and self-insured employers entering risk-based/value-based care reimbursement arrangements
•Chairman of the Board and Chief Executive Officer (2014 to present)
MEDCO HEALTH SOLUTIONS, INC., a leading pharmacy benefit manager
•Chairman and Chief Executive Officer (2003 to 2012)
•Various leadership positions at WellChoice (Empire Blue Cross and Blue Shield) and Oxford Health Plans

Other current directorships
•Premise Health
•Fuqua School of Business Board of Visitors at Duke University (Chairman 2008-2014)
Prior directorships
•Pitney Bowes (2006 to 2019)
•CareCentrix (2014 to 2018)
•Medco Health Solutions, Inc. (2003 to 2012)
Education
•Master’s in Health Care Administration, Duke University
•BS in Economics, Bates College

Key experience and qualifications
Our Board concluded that Mr. Snow should serve as a director because of his broad experience in the healthcare industry and his significant core business skills, including financial, operations and strategic planning.

14	Teladoc Health	2025 Proxy Statement

Corporate governance and board matters

Corporate governance guidelines and code of business conduct and ethics
Our Board has adopted a Code of Business Conduct and Ethics applicable to directors, officers and employees that outlines our corporate values and standards of integrity and behavior and is designed to foster a culture of honesty and accountability, drive compliance with legal and regulatory requirements, protect and promote our reputation, as well as the preparation and maintenance of our financial and accounting information. Our Board has also adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities.
Our Chief Compliance Officer has responsibility to implement and maintain an effective ethics and compliance program and is responsible to provide updates on that program to the Nominating and Corporate Governance Committee. The Code of Business Conduct and Ethics and the Corporate Governance Guidelines are reviewed annually and periodically amended as the Board enhances our corporate governance practices and programs.
We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding any amendment to, or waiver from a material provision of our Code of Business Conduct and Ethics involving our principal executive, financial or accounting officer or controller by posting such information on our website. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
Board leadership structure
Our governance framework provides the Board with the flexibility to select the appropriate leadership structure for our organization. This will be driven by our strategic business needs, as well as the particular makeup of the Board at any point in time. As a result, no policy exists requiring the combination or separation of leadership roles, and our governing documents do not mandate a particular structure. The Nominating and Corporate Governance Committee annually reviews the structure and composition of our Board and its leadership structure to assess the effectiveness specific to our current business plans and long-term strategy.
Our current leadership structure consists of the Chairman of the Board, a separate Chief Executive Officer and a strong, active roster of independent directors. We believe that the cornerstone of strong corporate governance includes having a separate Chairman of the Board from our Chief Executive Officer, which allows our Chief Executive Officer to focus on managing the Company while leveraging our independent Chairman’s experience to drive accountability at the Board level and promote independent leadership of the Board. Therefore, we do not currently anticipate having the two roles filled by a single individual. As part of its evaluation whether to combine the two roles, the Board would consider, among other things, the Chief Executive Officer’s tenure and experience, the experience of our independent directors and the Board as a whole, whether or not it would improve the Board’s ability to focus on key policy and operational issues and help the Company operate in the long-term interests of our stockholders, as well as input from stockholders. Any such change would be announced to stockholders following such a determination.

Charles Divita, III	David B. Snow, Jr.
Chief executive officer and director since June 2024 The Chief Executive Officer is responsible for setting the strategic direction of the Company and for its day-to-day leadership and management.
Independent director since February 2014
Chairman of the board since December 2014
The Chairman of the Board provides guidance to the Chief Executive Officer, directs the agenda for Board meetings and presides over meetings of the full Board.

2025 Proxy Statement	Teladoc Health	15

Corporate governance and board matters

Another component of our leadership structure is the active role played by our independent directors in overseeing our strategic business objectives, both at the Board and committee levels. To promote open discussion among the independent directors concerning the business of the organization and matters concerning management, our Chairman of the Board presides over regularly scheduled executive sessions where the independent Board members meet without management present. The Chairman may also represent the Board in communications with stockholders or other key stakeholders and, along with the Nominating and Corporate Governance Committee, provide input on the design of the Board itself.
Eight of our director nominees are considered independent within the meaning of the rules of the New York Stock Exchange (the “NYSE”); the only non-independent member is Charles Divita, III, our Chief Executive Officer. All members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the applicable independence criteria of the Securities and Exchange Commission (the “SEC”) and NYSE. Our Board has determined that each member of the Audit Committee is financially literate and each of Mr. Shedlarz and Ms. Jacobson is an “audit committee financial expert” according to Item 407 of Regulation S-K promulgated by the SEC.
During 2024, each of our current directors attended at least 75% of the aggregate of the total number of meetings of the full Board held during the period that he or she served as a director, and the total number of meetings held by all committees of the Board on which he or she served during the period that he or she served as a member of that committee.
Directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Each director is expected to attend the Annual Meeting. All directors at the time of the 2024 annual meeting of stockholders attended the meeting.
Committees of the board
The Board has five standing committees:
•Audit
•Compensation
•Nominating and Corporate Governance
•Quality of Care and Patient Safety
•Executive
The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are available on our website at ir.teladochealth.com by clicking through “Corporate Governance.” The Quality of Care and Patient Safety Committee and Executive Committee are also governed by charters.

		Current committee membership
Name	Independent	Audit	Compensation	Nominating & corporate governance	Quality of care & patient safety	Executive
Charles Divita, III
J. Eric Evans
Sandra L. Fenwick
Catherine A. Jacobson
Thomas G. McKinley
Kenneth H. Paulus
David L. Shedlarz
Mark Douglas Smith, M.D., MBA
David B. Snow, Jr.
Number of 2024 Meetings	Board―13	6	11	8	4	6

Committee chair	Committee member	Chairman of the board	Audit committee financial expert

16	Teladoc Health	2025 Proxy Statement

Corporate governance and board matters

Audit committee

FY2024 Meetings: 6
Current members
•David L. Shedlarz, Chair
•J. Eric Evans
•Catherine A. Jacobson
•Thomas G. McKinley
Qualifications
•All members of the Audit Committee are independent (as defined in the NYSE listing standards and Section 10A-3 of the Exchange Act)
•Mr. Shedlarz and Ms. Jacobson are “audit committee financial experts” (as defined in Item 407(d)(5) of Regulation S-K)
Report
•The Audit Committee Report is on page 84 of this proxy statement

Key responsibilities
The principal functions of the Audit Committee are to:
•select, approve the compensation, and assess the independence of our independent registered public accounting firm
•review and approve management’s plan for engaging our independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of our independent registered public accounting firm
•review our annual financial statements and other financial reports which require review and/or approval by the Board
•oversee the integrity of our financial statements and our systems of disclosure and internal controls over financial reporting and our compliance with legal and regulatory requirements
•review the scope of audit plans of our independent registered public accounting firm and the results of its audit
•evaluate the performance of our independent registered public accounting firm
•review our quarterly earnings releases
•review all related-party transactions for potential conflicts of interest and approve all such transactions
•review and evaluate our risk management plans, including cybersecurity and data privacy compliance

Compensation committee

FY2024 Meetings: 11
Members
•J. Eric Evans, Chair
•Thomas G. McKinley
•David L. Shedlarz
•David B. Snow, Jr.
Qualifications
•All members of the Compensation Committee are independent
Report
•The Compensation Committee Report is on page 46 of this proxy statement

Key responsibilities
The principal functions of the Compensation Committee are to:
•review and approve corporate goals and objectives tied to the compensation of our Chief Executive Officer
•evaluate the performance of our Chief Executive Officer specific to our corporate goals and objectives and determine his or her compensation
•review and approve the compensation of our other executive officers
•review and establish our overall compensation philosophy and policy
•administer and oversee our equity plans
•evaluate and assess potential and current compensation advisors in accordance with the applicable independence standards set by the NYSE
•retain and approve the compensation of compensation advisors
•review and approve our policies and procedures for equity-based incentive awards
•review and make recommendations to the Board concerning our director compensation
•approve the Compensation Committee Report required by the rules of the SEC to be included in our annual proxy statement
•oversee our human capital management

2025 Proxy Statement	Teladoc Health	17

Corporate governance and board matters

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors (independent or otherwise) to assist in carrying out its responsibilities. The Committee may delegate its authority under its charter to one or more subcommittees as is appropriate from time to time. The Committee may also delegate to an officer the authority to grant equity awards to certain employees, subject to the terms of our equity plans.
The Compensation Committee has engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), to assess and make recommendations with respect to the amount and types of compensation for our executives and directors. Aon reports directly to the Committee; however, our Chief Executive Officer consults with Aon with respect to its assessments of the compensation of other executive officers.
The Compensation Committee reviewed compensation assessments provided by Aon comparing our compensation to competitive market data. The Committee met with Aon to discuss the compensation of our executive officers, including the Chief Executive Officer, and to receive input and advice. The Committee has considered the adviser independence factors required under SEC rules as they relate to Aon and believes Aon’s work in 2024 did not raise a conflict of interest. For additional information regarding executive compensation in 2024, please see the section titled “Compensation Discussion and Analysis―Determination of Compensation.”

Nominating and corporate governance committee

FY2024 Meetings: 8
Members
•Kenneth H. Paulus, Chair
•Sandra L. Fenwick
•Mark Douglas Smith, M.D., MBA
•David B. Snow, Jr.
Qualifications
•All members of the Nominating and Corporate Governance Committee are independent

Key responsibilities
The principal functions of the Nominating and Corporate Governance Committee are to:
•develop and recommend criteria for Board and committee membership
•establish procedures for identifying and evaluating director candidates, including nominees recommended by stockholders
•identify individuals qualified to become directors
•recommend nominees for election as directors and to each of the Board’s committees
•oversee the annual evaluation of the Board and its committees
•together with the Compensation Committee, review and discuss with the Board corporate succession plans for our Chief Executive Officer and other key officers
•oversee the development and administration of our Code of Business Conduct and Ethics and Corporate Governance Guidelines
•oversee director education and training
•oversee our compliance and ethics program
•oversee our overall approach to environmental, social and governance and social responsibility matters

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Corporate governance and board matters

Quality of care and patient safety committee

FY2024 Meetings: 4
Members
•Mark Douglas Smith, M.D., MBA, Chair
•Sandra L. Fenwick
•Catherine A. Jacobson
•Kenneth H. Paulus
Qualifications
•All members of the Quality of Care and Patient Safety Committee are independent

Key responsibilities
The principal functions of the Quality of Care and Patient Safety Committee are to assist the Board in fulfilling its oversight responsibilities relating to the review of our policies and procedures relating to the delivery of quality medical care to our members.
The Quality of Care and Patient Safety Committee maintains communication between the Board and senior officers with management responsibility for medical care and reviews matters concerning:
•the quality of medical care delivered to our members
•efforts to advance the quality of medical care provided
•patient safety

Executive committee

FY2024 Meetings: 6 Members •David B. Snow, Jr., Chair •J. Eric Evans •Kenneth H. Paulus •David L. Shedlarz •Mark Douglas Smith, M.D., MBA Qualifications •All members of the Executive Committee are independent
Key responsibilities
The principal function of the Executive Committee is to support the Board in the performance of its duties and responsibilities between regularly scheduled meetings of the Board.
Subject to any limitations imposed by the Board, applicable law and our Bylaws, the Executive Committee may exercise the power of the Board in the management of our business and affairs with respect to matters referred to it by the Board and urgent matters requiring Board action that, in the determination of the Chairman of the Board, should not await the Board’s next regularly scheduled meeting.
The Executive Committee consists of the Chairman of the Board and the chairs of our other standing committees, and meets on an ad hoc basis when circumstances necessitate.

Board role in risk oversight
The Board believes that evaluating our executive team’s management of the risks confronting the Company is one of its most important areas of oversight. The Board further believes that taking an active role in the oversight of the Company’s corporate strategy and the related risks is appropriate, given our Board members’ combined breadth and depth of experience, and is critical to ensuring that the long-term interests of the Company and its stockholders are being served. The Board also encourages management to promote a culture that actively manages risks as a part of the Company’s corporate strategy and day-to-day business operations. The Board administers its risk oversight function both directly and through its committees. For risks that fall within a committee’s areas of primary responsibility and expertise, the Board assigns oversight to that committee, which then also apprises the full Board of significant matters and management’s response. The full Board directly oversees overall corporate risk and strategy and other matters that do not fall within the responsibility of a particular committee, including through an annual review of our most significant risks. The Board also conducts annual reviews of our enterprise risk management (“ERM”) program and our cybersecurity program.

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Corporate governance and board matters

Board	Management

•Our Board, acting as a whole and through its committees, has responsibility for the oversight of risk management
•In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. If necessary, the Chairman of the Board may require additional information from, or that certain actions be taken by, management on particular risk matters

•In general, management is responsible for the day-to-day management of the risks we may encounter. Management is responsible for developing and implementing the Company’s strategic plans and for identifying, evaluating, managing, and mitigating the risks inherent in those plans through our risk management program
•Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related matters

This combination provides the focus, scope, expertise and continuous attention necessary for effective risk management.

Audit committee	Compensation committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of:
•financial reporting
•internal controls over financial reporting
•cybersecurity and data protection
•compliance with legal and regulatory requirements
The Audit Committee regularly discusses risk assessment and risk management policies with management and our independent auditors, including our major risk exposures, such as cybersecurity, data privacy, and environmental and social concerns, their potential financial impact on our organization and the steps we take to mitigate and manage these risks, including financial reporting that encompasses disclosure controls and procedures.
Additionally, the Audit Committee assists the Board with oversight of risk management by:
•regularly reviewing the Company’s key risks, risk mitigation strategies, and available related risk mitigation metrics that are identified by our ERM program. The committee solicits input from directors on the steps taken to mitigate risks and plans for additional mitigation going forward. Our head of internal audit and ERM also reports to the Chairman of the Audit Committee
•reviewing the Company’s financial statements and Company’s quarterly and annual reports filed with the SEC, including the risk factors disclosed therein
•meeting with our independent auditors at regularly scheduled meetings of the Audit Committee to review their reports on the adequacy and effectiveness of our disclosure and internal controls
•discussing with management our major financial risks and exposures and the steps management has taken to mitigate, monitor and control any risks and exposures

The Compensation Committee assists our Board in fulfilling its oversight responsibilities in the management of risks arising from our human capital management and compensation policies and programs, and retains outside compensation and legal experts for that purpose.
In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe our executive compensation program does not encourage excessive or unnecessary risk taking or create risks that are reasonably likely to have a material adverse effect on us. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals.

Nominating and corporate governance committee

The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities in managing the risks associated with the organization including membership and structure of the Board, corporate governance, our compliance and ethics program, environmental, social and governance matters, and succession planning for our directors. The Committee receives frequent updates regarding key compliance issues from the Chief Compliance Officer, who reports to the Chief Legal Officer as well as to the Chairman of the Nominating and Corporate Governance Committee.

Quality of care and patient safety committee

The Quality of Care and Patient Safety Committee assists our Board in managing risks associated with the quality of medical care delivered to our members and our efforts to improve and advance medical care and patient safety.

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Corporate governance and board matters

ENTERPRISE RISK MANAGEMENT PROGRAM

To better anticipate, identify, prioritize and manage the key risks we may encounter, we have implemented an ERM program that was developed under the oversight of our Board and management. The ERM program is designed to:
•establish a consistent and systematic approach to identify, assess, mitigate, monitor, and report on key strategic, financial, legal, technology and operational enterprise-level risks in relation to our strategic objectives
•confirm decisions are made within approved risk tolerance levels and with sufficient independent oversight to protect the organization’s profitability, assets, and reputation
•establish a clear understanding of risk management roles and responsibilities
•establish a framework that encourages innovation and assists management in making appropriate decisions
•facilitate regular information sharing and collaboration between key risk assessing and monitoring organizations via our Aligned Risk Council (“ARC”)
•validate the risk profile is maintained to depict current risks to each area of business operations
•confirm risk owners have an up-to-date and accurate understanding of the material risks relevant to their areas of responsibility, as well as the strategies and controls in place to mitigate these risks
•support the maximization of the value from our assets, projects, and other business opportunities
As part of our ERM program we established the ARC:
•align risk functions, enabling optimal exchange of risk and control information through a formal collaborative model
•leverage internal subject matter expertise to evaluate and rank key risks in preparation for final interactive management key risk ranking
•evaluate thought leadership for emerging risk areas and their applicability to the Company
The outputs from the ERM process are reviewed by management in an interactive key risk ranking session. These outputs assist management validation of the Company’s risk profile. This session considers both current risks, including timeframes reflected by those risks, as well as emerging risks and future threats. The focus of the Board’s oversight varies based on the type and timing of the risk being discussed. For example, for a long-term risk, the Board focuses on advance planning.
We believe our ERM program:
•leads to enhanced corporate governance
•improves our ability to respond to changing business demands
•promotes an open, positive and risk-aware culture

We recognize the increasing significance that cybersecurity has to our operations and the success of our business, as well as the need to continually assess cybersecurity risk and evolve our response in the face of a rapidly and ever-changing environment. Cybersecurity risk oversight continues to remain a top priority for our Board. The Audit Committee maintains primary responsibility related to overseeing our cybersecurity risk as part of its program of regular risk management oversight. This includes, but is not limited to, the overall maturity and strategy of our cybersecurity program. We have a rigorous and comprehensive cybersecurity program managed by a dedicated team of subject matter experts and is led by our Chief Information Security Officer (“CISO”), who has extensive cybersecurity experience. We have implemented telehealth industry standard processes, policies, and tools, including regularly scheduled vulnerability scanning and third-party penetration testing to reduce the risk of vulnerabilities in systems. Our CISO regularly engages with other members of our executive management team to discuss cyber risk, including the Chief Technology Officer, Chief Legal Officer, and Chief Compliance Officer, among others, as well as the Audit Committee. Our executive management team has the appropriate expertise, background, and depth of experience to manage risk arising from cybersecurity threats. Executive management has also participated in cybersecurity tabletop exercises to test our cyber response playbooks.

2025 Proxy Statement	Teladoc Health	21

Corporate governance and board matters

Identifying and evaluating director nominees
The Board is responsible for selecting director nominees. The Nominating and Corporate Governance Committee identifies candidates in consultation with management, through the use of search firms or other advisors, recommendations submitted by stockholders or current directors or other methods as the Committee deems to be helpful to identify candidates.
Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the qualifications for director nominees established by the Committee. The Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Committee feels appropriate in the evaluation process. Meeting as a group, the Committee discusses and evaluates the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of the Board. Based on the results of this evaluation process, the Committee recommends candidates for the Board’s approval as director nominees.
When assessing director candidates, the Nominating and Corporate Governance Committee considers a nominee’s qualifications, skills and attributes, including depth and breadth of professional experience and independence. A nominee must, at a minimum, have demonstrated exceptional ability and judgment and be of the highest personal and professional integrity. The director nomination process is designed to ensure the Board considers members with diverse backgrounds including race, ethnicity, gender, knowledge, experience, skills and expertise, as applicable to our industry. The Board assesses its goals for diversity through the Board composition review process as part of the Board’s annual self-assessment process.
Director candidates recommended by stockholders
According to our Bylaws, a stockholder or a group of up to 25 stockholders owning 3% or more of the shares of our capital stock continuously for at least three years may nominate, and include in our proxy materials for an annual meeting of stockholders, director candidates constituting up to 20% of the Board, but not less than two, elected by the holders of our capital stock, provided the stockholder (or group) and each nominee satisfies the requirements specified in our Bylaws.
Stockholders may submit recommendations for director candidates to the Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our corporate secretary, who will forward all recommendations to the Committee.

Teladoc Health, Inc. Nominating and Corporate Governance Committee c/o Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577

The Nominating and Corporate Governance Committee will evaluate any candidate recommended by stockholders against the same criteria and policies and procedures applicable to the evaluation of candidates proposed by directors or management. The Committee has full discretion in considering all nominations to the Board. Alternatively, stockholders who would like to nominate a candidate for director (in lieu of making a recommendation to the Committee) must comply with the requirements described in this proxy statement and our Bylaws. See “Additional Information―Procedures for Submitting Stockholder Proposals” on page 93.

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Corporate governance and board matters

Communications with directors
You may communicate directly with any member or committee of the Board by writing to our principal executive office at:

Teladoc Health Board of Directors c/o Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577

Please specify to whom your letter should be directed. Our corporate secretary reviews all correspondence and regularly forwards to the Board a summary of all correspondence and copies of correspondence that, in his or her opinion, deals with the functions of the Board or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board.
Interested parties who wish to communicate with non-management directors, or with the presiding director of the Board’s executive sessions, may contact:

Teladoc Health Board of Directors
c/o Corporate Secretary
Attn: Non-Management Directors (or the Presiding
Director for executive sessions, as applicable)
2 Manhattanville Road, Suite 203
Purchase, New York 10577

All mail received will first be opened and screened for security purposes.
Related-party transactions
Our Board reviews and approves transactions with any “related party,” which includes directors, executive officers and holders of 5% or more of our capital stock and their affiliates. Pursuant to our written Related-Party Transaction Policy and Procedures, the Audit Committee reviews the relevant facts and circumstances of the transaction, taking into account, among other factors that are appropriate, whether the transaction is inconsistent with our or our stockholders’ interests, whether the transaction is on terms comparable to those that could be obtained in a transaction with an unrelated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. No director may participate in any approval of a related-party transaction to which he or she is a related party.
Certain types of transactions, which would otherwise require individual review, have been pre-approved by the Audit Committee. These types of transactions include, for example, compensation to a director or executive officer where the compensation is required to be disclosed in our proxy statement or transactions where the interest of the related party arises only by way of a directorship or minority stake in another organization that is a party to the transaction. Additionally, according to our Related-Party Transaction Policy and Procedures, all related-party transactions are required to be disclosed in applicable filings as required by the Securities Act of 1933, as amended, and the Exchange Act and related rules. All related-party transactions are required to be disclosed to the full Board.
We are party to a contract with Cedar Gate Technologies (“Cedar Gate”) for data and value-based analytics tools. Mr. Snow, the Chairman of our Board, is the Chief Executive Officer at Cedar Gate and owns approximately 10% of its outstanding capital stock. Pursuant to this contract, we will pay approximately $6.3 million to Cedar Gate over the three-year term, which includes an option for us to terminate after one year. Pursuant to this agreement, we paid $517,250 to Cedar Gate in 2024 for data and value-based analytics tools. There was no other transaction or series of similar transactions during 2024 to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any related party had or will have a direct or indirect material interest.

2025 Proxy Statement	Teladoc Health	23

Director compensation
Non-employee director compensation program
Our Board’s non-employee director compensation program is reflective of our business and shifts in market practice, and is designed to provide a total compensation package that we feel will attract and retain, on a long-term basis, high-caliber non-employee directors and support the alignment of interests between our directors and long-term stockholders. The Board may amend, modify or terminate the program at any time. The program is reviewed regularly by the Compensation Committee and the full Board and references the policies and pay practices of a peer group of similar companies selected by the Committee in consultation with Aon.
Under the program, all non-employee directors receive a mix of cash and equity compensation. Cash compensation consists of annual retainers earned for serving on our Board, with additional retainers earned for serving as members of the committees of our Board or as chairpersons of the Board or its committees. Cash retainers are prorated for partial years of service. No additional compensation is paid to the chairperson or members of the Executive Committee.
Equity compensation consists of an initial equity award when a non-employee director is elected or appointed to the Board (“Initial Awards”) and an annual equity award on the date of our annual meeting to continuing non-employee directors who have served on the Board for at least six months (“Annual Awards”). Initial Awards are in the form of restricted stock units (“RSUs”), with one-third of the award vesting on the first anniversary of the grant date, and then in eight substantially equal quarterly installments over the subsequent two years. Annual Awards issued are also in the form of RSUs, which vest on the earlier of the first anniversary of the grant date or the day immediately prior to the date of the next annual meeting occurring after the date of grant. All outstanding unvested Initial Awards and Annual Awards also vest upon a change in control. The value of Initial Awards and Annual Awards is determined using the closing price of our common stock on the NYSE on the grant date of the award. The Board has reserved discretion under the program to pay all or a portion of the equity awards in any combination of equity-based awards available for grant under any applicable equity incentive plan then-maintained by us.
The table below summarizes compensation provided under the program during 2024. There were no changes made to the program during the year.

Annual cash retainers	($)
All non-employee directors	45,000
Chairman of the Board	50,000
Committee chairs:
Audit committee	20,000
Compensation committee	20,000
Nominating and corporate governance committee	10,000
Quality of care and patient safety committee	10,000
Committee members:
Audit committee	10,000
Compensation committee	7,500
Nominating and corporate governance committee	5,000
Quality of care and patient safety committee	5,000

Equity-based awards	($)
Initial awards	250,000
Annual awards	200,000

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Director compensation

Deferred compensation plan for non-employee directors
We maintain a Deferred Compensation Plan for non-employee directors (the “Deferred Compensation Plan”) that permits our non-employee directors to defer payment of all or a portion of the awards of restricted stock or RSUs granted to them for their service as a director. A participant’s election to defer receipt of these awards must generally be made prior to the year to which the stock award relates (or, for a newly nominated director, within 30 days following the date of the commencement of the director’s service as a director).
Deferred awards are credited to an account in an equal amount of deferred stock units with dividend equivalent rights. Dividend equivalent rights entitle a participant, as of a dividend payment date, to have credited to the participant’s account under the plan a number of additional deferred stock units equal to the amount of any ordinary cash dividend paid by us on the number of shares of common stock equivalent to the number of deferred stock units in the participant’s deferred compensation account as of the record date for the dividend, divided by the fair market value of one share of common stock on the dividend payment date. Deferred stock units (including any additional deferred stock units resulting from dividend equivalent rights) are subject to the same vesting or other forfeiture conditions that would have otherwise applied to the deferred awards. For each deferred stock unit granted under the Deferred Compensation Plan, we will issue to the participant one share of our common stock (or, at the election of the Compensation Committee, an equivalent cash amount based on the fair market value of a share of common stock on the date immediately preceding the payment date) on the first to occur of:
•within 90 days following the date that is 30 days, five years or ten years after the participant’s separation from service, as elected by the participant in the applicable deferral election
•immediately prior to, on, or within 30 days following a change in control
•upon the participant’s death. If the participant is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the payment will instead be made on the later to occur of the scheduled distribution date and the first day of the seventh month following the date of the participant’s separation from service (within the meaning of Section 409A of the Code) or, if earlier, the date of the participant’s death

2025 Proxy Statement	Teladoc Health	25

Director compensation

2024 Director compensation table
The following table provides information regarding all compensation earned by or paid to each person who served as a non-employee director during some portion of 2024, including amounts deferred in 2024 at such person’s election under the Deferred Compensation Plan. Mr. Divita, who is also our Chief Executive Officer, and Mr. Gorevic, who was our former Chief Executive Officer and a former director, each received no compensation for their respective service as a director. Refer to “Executive Compensation—2024 Summary Compensation Table” and the narrative description thereto on page 47 for information regarding each of Mr. Divita’s and Mr. Gorevic’s compensation from us during 2024. Additionally, Ms. Daniel ceased serving on our Board on May 23, 2024.

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	Total ($)
Karen L. Daniel	21,758	—	21,758
J. Eric Evans	66,099	199,997	266,096
Sandra L. Fenwick	55,000	199,997	254,997
Catherine A. Jacobson	58,022	199,997	258,019
Thomas G. McKinley	63,489	199,997	263,486
Kenneth H. Paulus	60,000	199,997	259,997
David L. Shedlarz	72,500	199,997	272,497
Mark Douglas Smith, M.D., MBA	60,000	199,997	259,997
David B. Snow, Jr.	107,500	199,997	307,497
(1)Represents the aggregate grant date fair value of RSUs that vest based on continuous service granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025. The table below shows the number of option awards (vested and unvested) and stock awards held by each non-employee director as of December 31, 2024:

Name	Stock options (#)	Stock awards (#)
Karen L. Daniel	—	—
J. Eric Evans	—	24,581
Sandra L. Fenwick	—	17,467
Catherine A. Jacobson	—	17,467
Thomas G. McKinley	—	17,467
Kenneth H. Paulus	14,647	17,467
David L. Shedlarz	4,082	17,467
Mark Douglas Smith, M.D., MBA	8,132	17,467
David B. Snow, Jr.	33,720	17,467

26	Teladoc Health	2025 Proxy Statement

Executive compensation

Proposal 2
Advisory vote on executive compensation
This proposal requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”
Details concerning how we implement our compensation philosophy and structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and our performance.
The Compensation Committee believes the support received from stockholders last year demonstrates that our stockholders strongly approve of the philosophy, strategy, objectives and implementation of our executive compensation programs. After considering this result and engagement with stockholders, and following our annual review of our executive compensation philosophy, the Committee decided to retain our overall approach to executive compensation. However, we have adjusted our compensation program in response to stockholder feedback by altering our 2025 equity grant practices to further reduce our burn rate. We believe our 2024 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance, and that our executive compensation program is aligned with stockholder interests and merits continued stockholder support.
This vote is advisory and will not be binding upon us, the Board or the Compensation Committee, nor will it create or imply any change in the duties of us, the Board or the Committee. The Committee will consider the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.
Our Board has determined that providing a stockholder advisory vote to approve the compensation of our named executive officers every year represents a best practice in corporate governance, and it is expected the next Say-on-Pay vote will occur at the 2026 annual meeting of stockholders.
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the compensation, on an advisory basis, of our named executive officers.

Your Board of Directors recommends that you vote FOR the resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

2025 Proxy Statement	Teladoc Health	27

Executive compensation

Executive officers
Set forth below is biographical information about each of our executive officers. For biographical information on Mr. Divita, see “Corporate Governance and Board Matters―Director Nominees” on page 8.

Kelly Bliss, 50

President, U.S. Group Health	Since: July 2020

Career highlights
TELADOC HEALTH, INC.
•President, U.S. Group Health (2020 to present)
•Ms. Bliss oversees strategy, partnerships, product management, marketing, sales, operations, and client management as lead executive for our U.S. Group Health business.
•Chief Client Officer (2017 to 2020)
BEST DOCTORS
•Chief of Staff (2016 to its acquisition by Teladoc Health in 2017)
•Vice President (2014 to 2016)
Other current directorships •Federal Reserve Bank Second District, Advisory Council Member Education •Bachelor’s degree in Industrial Psychology, Nichols College

Fernando Madeira, 55

President of BetterHelp	Since: November 2023

Career highlights
TELADOC HEALTH, INC.
•President, BetterHelp (2023 to present)
•Mr. Madeira is responsible for strategic direction, business growth, service operations, partnerships and product development for BetterHelp, our direct-to-consumer mental health service.
IPSY
•President (2018 to 2022)
WALMART
•President and CEO, Walmart.com (2014 to 2017)
•President and CEO, Latin America eCommerce (2012 to 2014)
TERRA
•Co-founder and CEO (1989 to 2012)
Education •Bachelor of Computer Science, Pontifical Catholic University of Rio Grande do Sul, Brazil

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Executive compensation

Mala Murthy, 61

Chief Financial Officer	Since: April 2024

Career highlights
TELADOC HEALTH, INC.
•Chief Financial Officer (2019 to present)*
•Ms. Murthy leads our global finance organization, including accounting, financial planning & analysis and investor relations. With a focus on assuring stockholder value, she is a seasoned leader with a proven track record of driving balanced top-and-bottom-line growth. Ms. Murthy brings a passion for developing & implementing strategies that drive both short-term and long-term value, acquired from extensive financial management experience in diverse industries. Ms. Murthy has successfully supported substantial acquisitions and overseen the development of capital structure and liquidity strategies.
AMERICAN EXPRESS
•Chief Financial Officer of Global Commercial Services; led strategic investment decisions and P+L stewardship (2016 to 2019)
•Various other senior executive positions (2012 to 2016)
PEPSICO
•Various leadership positions leading high growth business units (1995 to 2012)
*    Ms. Murthy served as our acting Chief Executive Officer and Principal Financial Officer from April 5, 2024 to June 10, 2024.

Other current directorships
•Avantor, Inc.
Education
•Master’s degree, Public & Private Management, Yale School of Management
•MBA, India Institute of Management
•Bachelor’s degree, Computer Science & Engineering, Jadavpur University, India

Carlos Nueno, 51

President, International	Since: July 2018

Career highlights
TELADOC HEALTH, INC.
•President, International (2018 to present)
•Mr. Nueno is responsible for the strategic direction, operations and client management for the company's international operations.
ADVANCE MEDICAL
•Co-founder, CEO (1999 to its acquisition by Teladoc Health in 2018)
GEMINI CONSULTING
•Consultant (1999 to 2000)

Other current directorships
•Barcelona Global, Supervisory Board Member
Education
•Master of Business Administration, IESE Business School, Spain
•Bachelor’s degree, Industrial and Mechanical Engineering, Polytechnic University of Catalonia, Spain

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Executive compensation

Adam C. Vandervoort, 50

Chief Legal Officer and Secretary	Since: February 2015

Career highlights
TELADOC HEALTH, INC.
•Chief Legal Officer and Secretary (2015 to present)
•Mr. Vandervoort helps us comply with applicable laws and serves as secretary to our Board. He is responsible for all of our legal matters, including government affairs, corporate governance, securities law, intellectual property, and privacy
INDEPENDENCE HOLDING COMPANY
•Corporate Vice President, General Counsel and Secretary (2006 to 2015)
PAUL HASTINGS LLP
•Associate Attorney in Corporate Practice (2004 to 2006)
FEDEX CORPORATION
•Staff Attorney (2002 to 2004)
SULLIVAN & CROMWELL LLP
•Associate Attorney in Corporate Practice (1999 to 2002)

Recognitions
•Admitted to practice law in the states of California, Connecticut and New York
•Served on the Municipal Board of Ethics, Stamford, Connecticut
Education
•J.D., University of Pennsylvania Law School
•AM and AB, University of Chicago

30	Teladoc Health	2025 Proxy Statement

Executive compensation

Compensation discussion and analysis
CD&A roadmap

2025 Proxy Statement	Teladoc Health	31

Executive compensation

Named executive officers and overview
In this Compensation Discussion and Analysis, we address our philosophy, programs and processes related to the compensation paid or awarded for 2024 to our named executive officers, the overall objectives of our compensation program and the elements of our compensation program. We also explain how and why the Compensation Committee arrived at specific material compensation decisions during the year.
Our named executive officers for 2024 are:

Charles Divita, III	Mala Murthy	Adam C. Vandervoort	Kelly Bliss	Carlos Nueno
Chief executive officer and director	Chief financial officer(1)	Chief legal officer and secretary	President, U.S. Group Health	President, International

Jason Gorevic	Laizer Kornwasser	Michael Waters
Former chief executive officer(2)	Former president, enterprise growth and global markets(3)	Former chief operating officer(4)

(1)Ms. Murthy served as our acting Chief Executive Officer and Principal Financial Officer from April 5, 2024 to June 10, 2024.
(2)Mr. Gorevic ceased serving as our Chief Executive Officer on April 5, 2024.
(3)Mr. Kornwasser was terminated without cause from the Company effective on July 1, 2024. He remained employed by the Company as Advisor to the Chief Executive Officer until August 2, 2024.
(4)Mr. Waters resigned from the Company with good reason effective on December 31, 2024, and ceased to be an executive officer on September 25, 2024.
The primary objectives of our executive compensation program are to retain key executives, attract new talent, link compensation to achievement of short- and long-term business objectives and align the interests of our executives with those of our long-term stockholders. We believe our 2024 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance.
2024 CEO transition
On April 5, 2024, our Board appointed Ms. Murthy as acting Chief Executive Officer, replacing Mr. Gorevic, who also departed from our Board as required by his employment agreement. In connection with her appointment as acting CEO, Ms. Murthy received additional compensation as described below.
Effective June 10, 2024, Mr. Divita was appointed as Chief Executive Officer and also joined our Board, while Ms. Murthy remained our Chief Financial Officer. Accordingly, this Compensation Discussion and Analysis includes discussion of the compensation of each of Mr. Divita, Ms. Murthy, and Mr. Gorevic prior to his departure.

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Executive compensation

2024 Performance and company highlights
With approximately 94 million U.S. members and thousands of clients around the world, Teladoc Health continues to be the leader in virtual care. We reported a solid finish to 2024 and continue to make progress on our strategic priorities. However, we operate in a complex and dynamic healthcare market, which continues to be impacted by macro factors such as medical cost inflation, disease prevalence, mental health challenges, pressures on healthcare providers and regulatory matters, among others. While we are focused on execution as we advance initiatives to unlock growth opportunities and position the Company for long term success, ultimately, our revenue and adjusted EBITDA performance fell short of the rigorous goals set by the Compensation Committee in early 2024, as reflected in the pay outcomes described below.
2024 By The Numbers

$2.6B	$311M(1)	$1.3B	$410M

Total revenue	Total adjusted EBITDA; margin of 12.1%	Cash and cash equivalents, up 16%	International revenue, up 12%

93.8M	1.2M	1.3M	17.3M

U.S. integrated care members, up 5%	Chronic care program enrollment, up 4%	BetterHelp unique users in 2024	Total visits

(1)For a full reconciliation of net loss, the most directly comparable GAAP financial measure, to adjusted EBITDA, please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation philosophy and objectives
Paying for performance is a key attribute of our compensation philosophy. Fundamentally, our executive compensation program links compensation to the achievement of specific, predetermined financial and performance goals that further our business strategies. While our results in 2024 fell short of our expectations, our compensation program was appropriately aligned to performance as evidenced by the failure of any PSUs to become earned following 2024 and the reduced payout of annual cash bonuses, in each case as described further below.
A key objective of our compensation program is to retain and attract qualified executives. We believe our ability to keep our senior executive team intact and motivated is tied to our compensation programs. Compensation of each named executive officer is intended to be based on the performance of the organization overall and the executive personally. The Compensation Committee has responsibility for establishing and reviewing the compensation of our Chief Executive Officer and for each of the executive officers who reports to him.

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Executive compensation

In establishing executive officer compensation, the following are among the Compensation Committee’s objectives:

1	2	3	4
Attract and retain individuals of superior ability and managerial talent	Ensure compensation is aligned with our corporate strategies, business objectives and the long-term interests of stockholders	Deliver compensation in the form of equity to align with stockholder value creation (50% of target annual equity compensation is performance-based)	Promote teamwork while also recognizing the individual contributions each executive officer makes to our success

Total 2024 target compensation mix
CEO(1)
Average of other NEOs(2)
(1)Reflects compensation of our current CEO, Mr. Divita, who was appointed on June 10, 2024.
(2)Excludes additional compensation paid to Ms. Murthy for her service as acting CEO.

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Executive compensation

To achieve our compensation objectives, we provide executives with a competitive total compensation package, which consists primarily of the following fixed and variable elements:

Compensation element	Compensation objective

ANNUAL BASE SALARY	Recognize performance of job responsibilities and attract and retain individuals with superior talent

ANNUAL CASH BONUSES	Provide incentives to attain short-term financial and operational goals

LONG-TERM INCENTIVE COMPENSATION
Promote the maximization of stockholder value through PSUs linked to clear growth drivers and the retention of key employees through the use of RSUs. Equity compensation aligns the interests of employees and stockholders

Stockholder outreach and “Say-on-Pay” advisory vote
At our 2024 annual meeting of stockholders, approximately 96% of the votes cast (excluding abstentions and broker non-votes) were cast in favor of the non-binding advisory vote to approve the compensation of our named executive officers as disclosed in that year’s proxy statement.

•The most recent Say-on-Pay vote indicates significant stockholder support of the philosophy, strategy and objectives of our executive compensation programs.
•Following the annual review of our executive compensation philosophy by our Compensation Committee, as well as our most recent Say-on-Pay results and engagement with stockholders, our overall approach to executive compensation did not change.
•The Compensation Committee will continue to monitor stockholder feedback, including the results of the annual Say-on-Pay vote, in making future decisions affecting our compensation programs.
SIGNIFICANT STOCKHOLDER APPROVAL OF SAY-ON-PAY OVER LAST 3 YEARS 2022 – 91.6% 2023 – 81.9% 2024 – 95.9%

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Executive compensation

Determination of compensation
Role of the compensation committee and executive officers
Our executive compensation program is administered by the Compensation Committee, which performs its work in consultation with the Board. Our CEO typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of our executive officers, other than himself. Our CEO bases his recommendations upon his review — formed both subjectively and objectively against individually developed goals — of the performance of the executive officers, our overall performance against our applicable corporate goals (as described further below in the section titled “— Elements of Compensation — Cash bonuses”) and his assessment of the executive officer’s contributions to such performance, internal pay equity considerations, his assessment of the competitiveness of the market for each executive officer’s services and an annual self-evaluation performed by each named executive officer. The Committee evaluates any recommended compensation adjustments or awards to executive officers and ultimately determines executive compensation. In order to determine the CEO’s compensation, the Committee reviews the performance of the CEO and meets in executive session to evaluate the CEO’s performance.
Compensation consultant
To support the Compensation Committee in fulfilling its duties, the Committee has retained Aon, as its third-party compensation consultant to assist with the Committee’s design and evaluation of compensation for our executive officers and directors. Pursuant to its charter, the Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Committee, as well as the sole authority to approve the consultants’ fees and other terms and conditions of retention. The Committee receives advice, data and recommendations from Aon pertaining to the appropriate amount, mix and vesting and other terms for our executive compensation programs, as well as peer group and market information that the Committee uses when determining whether our executive compensation is competitive in the market in which we compete for talent. Aon periodically receives requests for information from the Committee, from our CEO or from our Chief People Officer pertaining to individual promotions, incentive compensation, potential personnel recruitment and other situations in which market compensation insight may benefit our decision-making process.
During 2024, Aon’s fees for services to us and our affiliates unrelated to executive and director compensation did not exceed $120,000. The Committee has considered the adviser independence factors required under SEC rules as they relate to Aon and does not believe Aon’s work in 2024 raised a conflict of interest.
Peer group and market data
With the assistance of Aon, the Compensation Committee considers market data, in addition to other factors, to better inform its determination of the key elements of our compensation program. This review of market data assists with setting a framework to develop compensation programs the Committee believes enables us to compete effectively for new employees and retain existing employees. In general, the market data consists of compensation information from both broad-based compensation surveys and company-specific peer group analyses.
The Compensation Committee reviews the peer group annually and removes companies that it no longer believes are comparable and, to the extent applicable, adds new comparable companies that have disclosed public information that the Committee can use to form comparisons, including compensation paid by companies in our peer group to executives in positions comparable to those held by our executive officers.

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Executive compensation

The Compensation Committee selected the companies in our peer group because it believes these companies compete with us for executive talent and were similar to us in terms of revenue growth rate, market capitalization, industry and size. The Committee also determined the companies in our peer group generally have executive officer positions that are comparable to us in terms of breadth, complexity and scope of responsibilities. In order to establish an appropriate peer group when reviewing and determining the 2024 compensation for our named executive officers to reflect the scope of work, business complexity and the nature of the roles where we compete for talent in a highly competitive market, the Committee restructured the peer group to improve alignment relative to both revenue and market cap. In connection with the realignment, the Committee considered primarily healthcare technology and SaaS-based software solutions providers with market capitalizations of 0.5x to 3.5x or revenue of 0.5x to 3x, in each case compared to us at the time of approval. The Committee also took into account feedback received from stockholders and other members of the Board.
With input and advice from Aon, the Compensation Committee removed ten companies and added eight new peers to more closely align the group to our then-current revenue and market capitalization. Accordingly, based on recommendations of Aon and the additional factors described above, the Committee used the following peer group in 2024:

•AKAMAI TECHNOLOGIES, INC. •DOCUSIGN, INC. •DROPBOX, INC. •EURONET WORLDWIDE, INC. •EVOLENT HEALTH, INC.	•MAXIMUS INC. •MEDPACE, INC. •NUTANIX, INC. •OKTA, INC. •OPENTEXT CORPORATION	•PRIVIA HEALTH GROUP, INC. •RINGCENTRAL, INC. •SPLUNK INC. •TWILIO INC.

Aon provides the Compensation Committee with market data on a role-specific basis and for similar job levels. This data helps inform policy direction although the Committee does not use any specific percentile, retaining the discretion to position pay for each role based on a particular executive officer’s individual contribution, professional experience and potential growth. We believe our compensation levels and mix are appropriate given our size and allow us to compete effectively for talent while aligning executive officer incentives tightly with those of our stockholders.
While we compete for executive talent to some degree with companies that have revenues significantly in excess of those represented in the surveys and peer group, we believe that the companies represented in the surveys and peer group similarly compete with such larger companies and hence are an appropriate comparison for our market.
In 2024, with input and advice from Aon, the Compensation Committee updated the peer group used for 2025 compensation purposes. The Committee determined to maintain the relative market capitalization and revenue criteria described above but migrated the focus from technology companies to health care companies to more closely align with our talent and business profile.
Elements of compensation
2024 CEO transition and compensation
On April 5, 2024, we announced that our Board had replaced Mr. Gorevic as Chief Executive Officer of the Company and appointed Ms. Murthy as Acting Chief Executive Officer and Principal Financial Officer. Following is a summary of the compensation actions taken in connection with the CEO transition.
In connection with her appointment as acting CEO, we entered into a letter agreement with Ms. Murthy, which provided that, while she served as acting CEO, her base salary was increased from $530,000 to approximately $750,000 and her target bonus opportunity was increased from 75% to 120% of her base salary. In addition, Ms. Murthy received an additional annual equity grant with a target value of approximately $1,100,000 on the date of grant, which was delivered as 50% RSUs and 50% PSUs that will generally vest on the same schedule as her existing 2024 annual equity refresh grant described further below. We also amended Ms. Murthy’s executive severance agreement to reflect the intent of the parties that, following her return to the position of Chief Financial Officer she receive certain compensation for not less than two years, as described further below in the section titled “— Employment, Severance and Change in Control Arrangements.”

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Executive compensation

Mr. Divita was appointed as our Chief Executive Officer on June 10, 2024. His compensation was set forth in his negotiated offer letter and employment agreement, which provided for (i) an annual base salary of $800,000, (ii) eligibility to receive an annual bonus targeted at 100% of his annual base salary, with a bonus in respect of 2024 prorated to reflect his partial year of service, and (iii) a new-hire incentive equity award with an aggregate target value of approximately $15,000,000, which were issued on June 10, 2024 in the form of 939,849 PSUs (2/3 of his target incentive equity award) and 469,924 RSUs (1/3 of his target incentive equity award). The RSUs issued to Mr. Divita are expected to vest one-third on the first anniversary of the grant date and in eight substantially equal quarterly installments beginning on the 15-month anniversary of the grant date, in each case subject to Mr. Divita’s continued service on the applicable vesting date. The PSUs issued to Mr. Divita provide a target number of shares of our common stock that would be earned at the end of a specified performance period based on (i) our adjusted EBITDA for 2025 (“CEO EBITDA PSUs”) and (ii) our compound annual revenue growth rate during the period January 1, 2025 through December 31, 2027 (“Revenue CAGR PSUs”). Seven-twelfths of any earned CEO EBITDA PSUs would vest on March 10, 2026 and the remaining five-twelfths would vest in five substantially equal quarterly installments over the subsequent 15 months. Any earned Revenue CAGR PSUs would vest on March 1, 2028. The Compensation Committee determined to cap the target number of each of the PSUs that could be earned for performance above the maximum level at 300%. Mr. Divita is also entitled to receive a relocation benefit equal to $20,000 per month for the first 12 months.
Base salaries
We provide a base salary as a fixed source of compensation for the named executive officers, allowing them a degree of certainty relative to the portion of their variable compensation, which consists of annual performance bonuses based on achievement of short-term goals and long-term equity awards with values that are generally tied to the price of our common stock. The Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain highly qualified executive talent.
Initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience, comparable market data and other factors deemed appropriate by the Compensation Committee. Thereafter, the Committee generally reviews, and adjusts as necessary, base salaries for each of our executive officers, at a minimum annually. The Committee generally reviews a range of market data as a reference for executive officer cash compensation, based on the data provided by Aon. The Committee applies its best business judgment in determining the level of salary appropriate to compensate the existing named executive officers to motivate and retain them and to hire new executive officers, when and as required.
Additionally, in setting base salary levels, the Compensation Committee considers a range of factors, including:
•the individual’s anticipated responsibilities and experience, and cash compensation for similarly situated executives at our peer group companies
•the Committee members’ collective experience and knowledge in compensating similarly situated individuals at other companies
•the value of the executive officer’s existing equity awards
•a general sense of internal pay equity among our executive officers

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Executive compensation

The Compensation Committee annually reviews the base salaries of our executive officers against data received from Aon and may, based upon and following receipt of the advice of Aon, the recommendation of the CEO and our Chief People Officer (other than with respect to their own respective base salaries) and in consultation with the Board, adopt certain market-based adjustments to take effect for the remainder of that year. Based upon these considerations, the Committee increased the annual base salaries of our named executive officers for 2024, effective March 1, 2024 (except as otherwise noted below). Mr. Divita’s base salary was established in connection with his commencement of employment with us in June 2024. The table below sets forth the annual base salaries during 2023 and 2024 for each named executive officer.

Name	2023 Base salary ($)	2024 Base salary ($)	Percentage increase
Charles Divita, III(1)	—	800,000	—
Mala Murthy(2)	520,000	530,000	1.9%
Adam C. Vandervoort	450,000	470,000	4.4%
Kelly Bliss(3)	440,000	453,200	3.0%
Carlos Nueno(3)(4)	447,700	488,103	9.0%
Jason Gorevic	777,000	800,000	3.0%
Laizer Kornwasser	500,000	515,000	3.0%
Michael Waters	470,000	485,000	3.2%
(1)Mr. Divita joined the Company on June 10, 2024.
(2)For the duration of her appointment as acting Chief Executive Officer and Principal Financial Officer from April 5, 2024 to June 20, 2024, her salary was increased to $750,008.
(3)Ms. Bliss and Mr. Nueno were each designated as executive officers on September 25, 2024.
(4)Mr. Nueno’s 2024 Base salary was effective January 1, 2024 and took into account his role overseeing our growing international business. Starting in 2024, Mr. Nueno’s base salary is determined in euros (2024 base salary of €451,083), which have been converted to U.S. dollars using the 2024 monthly average exchange rate of $1.082070 to €1.0.
Following his appointment as CEO, Mr. Divita reorganized our operating structure and made several changes to our senior leadership team. In particular, the leader of each of our business units began to report directly to Mr. Divita and were given additional oversight and responsibility for their businesses. Our U.S. Group Health business became directly responsible for our external market position, strategies, relationships and products, all of which were led by Ms. Bliss, and her role also expanded to include B2B marketing, consumer marketing, marketing operations, product design, user research and parts of corporate development and strategy. Similarly, Mr. Nueno’s role has progressively increased in complexity given our growing global footprint. Accordingly, in August 2024 the Compensation Committee recognized their expanded roles and increased Ms. Bliss’s and Mr. Nueno’s base salaries to $500,000 and €500,000 (which would have been $541,035 using the 2024 monthly average exchange rate of $1.082070 to €1.0), respectively.
In 2025, the Compensation Committee considered the most recently available competitive market data on a job specific basis, the general market trends and budget at the company as provided by Aon, in addition to each executive officer’s individual performance, experience, time-in-role, as well as the expansion of roles for each of our continuing named executive officers. The following increases to annual base salaries for the continuing named executive officers were approved for 2025, effective March 1, 2025 (except as otherwise noted below), as noted in the table below.

Name	2025 Base salary ($)	Percentage increase
Charles Divita, III	800,000	—
Mala Murthy	550,000	3.8%
Adam C. Vandervoort	500,000	6.4%
Kelly Bliss	520,000	4.0%
Carlos Nueno(1)	564,566	4.3%
(1)Mr. Nueno is paid in euros (2025 base salary of €521,746), which have been converted to U.S. dollars assuming the same monthly average exchange rate of $1.082070 to €1.0 as was used for 2024.

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Executive compensation

Cash bonuses
To maintain a competitive compensation program, in addition to base salaries, we also provide compensation in the form of annual cash bonuses. To ensure total cash compensation falls within the competitive range, the Compensation Committee established target incentive levels based on a review of the market data, internal job leveling comparison and the percentage of pay it aims to link to performance. The named executive officers are eligible to receive a cash bonus equal to a percentage of their base salary, based on several factors, such as the achievement of corporate financial goals and operational objectives approved by the Committee at the start of the year that are tied to the Company’s strategic priorities and based on the Board-approved annual operating plan. After the year is complete, the Committee assesses the overall Company performance, including the named executive officer’s individual performance and contribution to the Company’s financial goals and operational objectives and, after considering the recommendations made by the CEO (other than with respect to his own performance), the Committee determines the final bonus award amount. The Committee believes that the use of performance-based cash bonuses helps motivate our employees, including the named executive officers, to achieve our short-term financial and operational objectives, while making progress towards our longer-term growth and other goals.
In 2024, each of our named executive officers was provided with a target cash bonus amount, determined based on performance and job level, established as a percentage of such named executive officer’s base salary as set forth in the table below. The target cash bonus amount for each of Ms. Bliss and Mr. Nueno was originally set at 65% of base salary, however as discussed above, in light of their expanded responsibilities the Compensation Committee increased their target bonus amounts to 75% of base salary in August 2024. None of our other named executive officers received similar increases in 2024.

Name	Bonus target (% of base salary)
Charles Divita, III	100%
Mala Murthy	75%
Adam C. Vandervoort	55%
Kelly Bliss	75%
Carlos Nueno	75%
Jason Gorevic	120%
Laizer Kornwasser	100%
Michael Waters	75%
For 2024, Compensation Committee determined that the overall amount of the cash bonus pool available for the Company would be determined based on the achievement of certain financial and operational metrics. The operational metrics (“OKRs”) consisted of 19 metrics that measure the Company’s operational performance across five objectives: be the partner of choice for clients; accelerate profitable growth of enrollees and utilization of the Company’s whole person care experience; deliver and demonstrate superior outcomes, with sustainable, quality, reliable care access; be the employer of choice; and meet our financial commitments for profitable growth, For competitive reasons, we do not disclose the individual OKRs, but we believe they are challenging and require substantial achievement. The portion of the annual bonus based on financial and operational metrics may range from zero to a maximum of no more than 200% of the target bonus.
The Committee determined the metrics to be weighted as follows:

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Executive compensation

Allocation of the bonus pool for employees not assigned to a specific segment would be based on overall company performance metrics. For employees in a commercial segment, including Ms. Bliss and Mr. Kornwasser, allocation of the bonus pool would be based 50% on corporate performance and 50% based on segment performance. For Mr. Nueno, allocation of the bonus pool was 100% based on our International business unit performance. The portion based on segment performance was based on segment revenue, segment bonus margin, and in the case of our Integrated Care segment, bookings. The targets for the corporate financial performance measures shown below were above the high point of the full year outlook we provided in February 2024. In 2025, the Compensation Committee determined that these corporate performance goals for 2024 had been achieved as described below:

Metric ($ millions)	Threshold	Target	Maximum	2024 Performance	Achievement
Revenue	$2,602	$2,766	$2,930	$2,570	0%
Adjusted EBITDA (excluding bonus)(1)	$390	$462	$538	$337	0%
OKRs					66%
(1)Adjusted EBITDA consists of net loss before provision for income taxes; other expense (income), net; interest income; interest expense; depreciation of property and equipment; amortization of intangible assets; restructuring costs; acquisition, integration, and transformation cost; goodwill impairment; and stock-based compensation. For compensation purposes, adjusted EBITDA also excludes cash bonus amounts accrued. Acquisition, integration, and transformation costs include investment banking, financing, legal, accounting, consultancy, integration, fair value changes related to contingent consideration and certain other transaction costs related to mergers and acquisitions. It also includes costs related to certain business transformation initiatives focused on integrating and optimizing various operations and systems, including upgrading our customer relationship management and enterprise resource planning systems. In setting the target performance levels for adjusted EBITDA for purposes of the 2024 bonus, the Compensation Committee included certain pre-established adjustments to adjusted EBITDA for costs related to the 2024 bonuses. For a full reconciliation of Net Loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA, as defined for compensation purposes, please see Annex A.
The performance described above would have resulted in an achievement of 18% of target. However, in determining achievement of the bonus pool for 2024, the Compensation Committee considered the changes to our operating structure and senior leadership turnover implemented by Mr. Divita following his appointment, as well as the expanded responsibilities of each of our continuing named executive officers. The Committee noted that the business unit structure implemented in the second half of 2024 was not contemplated in the annual bonus plan and that the payout contemplated by the plan primarily used corporate-level performance that no longer aligned with our operating structure. The Committee also considered that no shares would be earned under the long-term incentive awards granted in prior years with performance periods ending in 2024, which would further increase retention risk. Given those challenges, the Committee determined to approximate performance under the now-established business unit structure to determine bonus amounts for 2024 and the considerations described above. Nevertheless, the 2024 bonus pool was approximately half of the bonus pool achieved in 2023, reflecting the lower performance in 2024. For each named executive officer, the Committee also took into account each executive officer’s performance, significant contributions to Teladoc Health’s results in 2024 and expected future contributions, as well as a review of competitive market data and the advice and information received from Aon, including the scope and breadth of the benchmarked positions, when considering potential individual performance outcomes.
The bonus amount for Mr. Divita was prorated to reflect his partial year of service and was determined based on the Compensation Committee’s assessment of certain key objectives that were set forth in his offer letter at the time of his hiring in June 2024, which are not disclosed due to competitive reasons.

2025 Proxy Statement	Teladoc Health	41

Executive compensation

Based on the foregoing considerations, in 2025, the Committee determined to pay the bonuses set forth below to each of our named executive officers.

Name	Bonus target (% of base salary)	2024 Cash bonus (% of target amount)	2024 Cash bonus ($)
Charles Divita, III(1)	100%	100.0%	448,087
Mala Murthy(2)	75%	45.2%	220,000
Adam C. Vandervoort	55%	44.5%	115,000
Kelly Bliss	75%	50.7%	190,000
Carlos Nueno(3)	75%	100.0%	410,878
Jason Gorevic(4)	120%	43.5%	108,690
Laizer Kornwasser(5)	100%	—%	—
Michael Waters(6)	75%	43.5%	158,231
(1)Mr. Divita’s annual bonus reflects a prorated amount based on his start date of June 10, 2024.
(2)Ms. Murthy’s bonus was prorated to reflect her time as acting CEO, during which her bonus target was increased to 120%.
(3)Mr. Nueno is paid in euros (2024 cash bonus of €379,715), which have been converted to U.S. dollars using the 2024 monthly average exchange rate of $1.082070 to €1.0.
(4)Mr. Gorevic ceased serving as the Company’s CEO on April 5, 2024, and pursuant to his employment agreement received a prorated bonus.
(5)Mr. Kornwasser was terminated without cause as the Company’s President, Enterprise Growth and Global Markets effective on July 1, 2024.
(6)Mr. Waters resigned from the Company with good reason effective on December 31, 2024, and received his 2024 annual bonus pursuant to his separation agreement.
In connection with the departure of Mr. Gorevic as CEO, the Compensation Committee also determined that it was critical to retain certain other members of our senior leadership to ensure continuity of leadership while our the search for a new CEO was ongoing and was onboarded. Accordingly, on April 26, 2024, the Company entered into a Retention Bonus Agreement with each of Messrs. Vandervoort and Nueno and Ms. Bliss, pursuant to which he or she received a retention bonus equal to $94,000, $97,527 and $90,600, respectively (Mr. Nueno is paid in euros, which have been converted to U.S. dollars using the 2024 monthly average exchange rate of $1.082070 to €1.0). The one-time retention bonuses are subject to each of Mr. Vandervoort’s, Mr. Nueno’s and Ms. Bliss’s respective continued employment with the Company through April 26, 2025 (the “Retention Period”). If such individual’s employment with the Company is terminated during the Retention Period (i) by the Company for “Cause” (as defined in their respective employment agreement) or (ii) by him or her in connection with an event or condition that does not constitute “Good Reason” (as defined in their respective employment agreement), he or she will be required to repay the full amount of the retention bonus to the Company.
Equity awards
We believe that providing long-term incentives in the form of equity awards encourages the named executive officers to take a long-term outlook and provides them with an incentive to manage Teladoc Health from the perspective of an owner with an equity stake in the business. By providing opportunities for the named executive officers to benefit from our future successes through the appreciation of the value of their equity awards, the Compensation Committee believes that equity awards align the named executive officers’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership is helpful in retaining the named executive officers and other key employees and reinforces our commitment to pay for performance and in support of our company-wide ownership culture. The Committee generally uses a range of market data relating to our peer companies as a reference in determining initial equity grants upon hire and then annually thereafter but retains discretion to adjust as it deems appropriate, including to provide competitive compensation levels, align the interests of named executive officers with those of stockholders or encourage retention. Awards are issued pursuant to our equity plans, which include the Teladoc Health, Inc. 2023 Incentive Award Plan (the “2023 Incentive Award Plan”) and the Teladoc Health, Inc. 2023 Employment Inducement Incentive Award Plan (the “2023 Inducement Plan”). Previously, awards were issued pursuant to the Teladoc Health, Inc. 2015 Incentive Award Plan (as amended and restated effective May 25, 2017, the “2015 Incentive Award Plan”), the Teladoc Health, Inc. 2017 Employment Inducement Incentive Award Plan (as amended on July 11, 2017, the “2017 Inducement Plan”) and the Teladoc Health, Inc. Livongo Acquisition Incentive Award Plan (the “2020 Incentive Award Plan”).

42	Teladoc Health	2025 Proxy Statement

Executive compensation

At the time of hire, executive officers are generally granted RSUs, and in some cases may also be granted stock options. The size and precise terms of the grants are determined at the time of hire of the individual executive officer, taking into account the anticipated role, his or her qualifications, experience, comparable market data and prior compensation level. The Compensation Committee believes that initial grants of equity in the form of RSUs promote the retention of executives while the stock options, which have value only if our common stock appreciates after the date of grant, also serve to align the interests of executive officers to our stockholders. The vesting for RSUs generally occurs over a three-year period, with one-third of the award vesting on the first anniversary of the date of grant, and then in eight substantially equal quarterly installments over the subsequent two years. The vesting for stock options generally occurs over a four-year period, with 25% of the award vesting on the first anniversary of the grant date and the remainder vesting in 36 substantially equal monthly installments thereafter. The vesting of RSUs and stock options is subject to an executive officer’s continued provision of services to us through each applicable vesting date. Our stock options may be intended to qualify as incentive stock options to the extent permissible under applicable provisions of the Code.
On an ongoing basis, the Compensation Committee generally grants long-term equity incentive awards on an annual basis during the first quarter of the year. Accordingly, based upon the Committee’s review of competitive market data and taking into account the range of factors described above in connection with base salaries and the advice and information received from Aon and the CEO (except with respect to his own awards), the Committee made grants of equity-based awards to each of our then-serving named executive officers in March 2024. The Committee determined that, based on the target number of shares of our common stock that could be earned, the annual equity grants to each of our named executive officers would be comprised 50% of RSUs that vest based on continued service and 50% of RSUs that vest based on performance measures (“PSUs”). The Committee chose this allocation of equity for the long-term awards for our named executive officers because the RSU awards that vest based on continuous employment and the passage of time promote the retention of executive officers, while the PSUs align our executive officers’ interests with those of our stockholders by tying the ultimate payout to performance metrics that these named executive officers have the potential to meaningfully influence. The PSUs also reinforce the alignment with stockholder value creation over time, our pay for performance culture and are responsive to stockholder feedback that we have garnered in our direct engagement
The vesting for the RSUs occurs over a three-year period, with one-third of the award vesting on the first anniversary of the date of grant, and then in eight substantially equal quarterly installments over the subsequent two years.
In order to further align the interests of our executive officers with our stockholders, to increase focus on long-term strategic goals and to differentiate the equity awards from our annual cash bonus program, 50% of the PSUs granted in 2024 focus on long-term metrics. In determining the PSU metrics, the Compensation Committee took into account the difficulty in forecasting meaningful targets too far into the future, as well as the importance for the business to achieve strategic and financial priorities in the mid-term. The vesting of the PSUs are spread across three years in order to incentivize executives for performance in both the short-term and long-term. The Compensation Committee determined to emphasize long-term revenue growth by focusing 50% of the target PSUs on revenue in 2025, up from 40% of the target PSUs granted in the prior year’s grants. The grants of PSUs made in 2024 to our named executive officers provide a target number of shares of our common stock that would be earned at the end of a specified performance period based on performance measures (in each case not including the effects of any significant acquisition):
•40% of the target number of shares would be earned if our adjusted EBITDA for 2024 achieved its target (“EBITDA PSUs”)
•10% of the target number of shares would be earned if our free cash flow for 2024 achieved its target (“FCF PSUs”)
•50% of the target number of shares would be earned if our revenue for 2025 achieved its target (“Revenue PSUs”)
The Compensation Committee determined to cap the target number of each of the PSUs that could be earned for performance above the maximum level at 200%. One-third of any earned EBITDA PSUs or FCF PSUs would have vested on March 19, 2025 and the remaining two-thirds would have vested in eight substantially equal quarterly installments over the subsequent two years beginning on June 1, 2025 for retention. Two-thirds of any earned Revenue PSUs would vest on March 1, 2026 and the remaining one-third would vest in four substantially equal quarterly installments over the subsequent year for added retention. Because the performance period for the Revenue PSUs has not yet been completed, the Committee has not yet made any determination with respect thereto. For competitive reasons, we do not disclose the forward-looking performance levels for the Revenue PSUs, but we believe they are challenging and require substantial achievement. We intend to disclose such levels following the conclusion of the applicable performance period.

2025 Proxy Statement	Teladoc Health	43

Executive compensation

The Compensation Committee determined to use revenue targets for both the annual cash bonuses as well as the PSU awards in order to emphasize our top-line growth. However, the annual cash bonuses were based on 2024 revenue while the PSUs are based on 2025 revenue to encourage both short- and long-term performance. The Committee also determined to use adjusted EBITDA targets for both the annual cash bonuses as well as the PSU awards in order to emphasize our strategy to achieve profitability. The adjusted EBITDA target was also based on our 2024 annual operating plan and is above the high point of the full year outlook we provided in February 2024, and unlike the adjusted EBITDA target for the 2024 cash bonus, is not adjusted for bonus costs. The free cash flow target was likewise based on our 2024 annual operating plan and is above the high point of the full year outlook we provided for 2024. Further, the Committee determined to use a one-year performance period for adjusted EBITDA and free cash flow to align executive compensation with our focus on profitability and cash flow generation in the near term, whereas the Revenue PSUs emphasize longer-term performance. Despite the performance periods for these awards, the earned PSUs do not fully vest for three years, which we believe encourages our named executive officers to continue to maximize stockholder value. In 2024, the Committee determined that both adjusted EBITDA and free cash flow performance fell short of our threshold goals, and as a result no EBITDA PSUs or FCF PSUs were earned as described below:

Metric ($ millions)	Threshold	Target	Maximum	Performance	Achievement
2024 Adjusted EBITDA(1)	$328	$395	$462	$311	0%
2024 Free cash flow(1)	$193	$255	$317	$170	0%
(1) For a full reconciliation of (i) net loss, the most directly comparable GAAP financial measure, to adjusted EBITDA and (ii) net cash provided by operating activities, the most directly comparable GAAP financial measure, to free cash flow, please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
In 2023, the Compensation Committee made grants of PSUs to our named executive officers for which 40% of the target number of PSUs would be earned at the end of a performance period ending December 31, 2024, if our revenue achieved its target (“2023 Revenue PSUs”). Two-thirds of any earned 2023 Revenue PSUs would have vested on March 1, 2025 and the remaining one-third would have vested in four substantially equal quarterly installments over the subsequent year. In 2025, the Committee determined that performance fell short of our threshold goal, and as a result no 2023 Revenue PSUs were earned as described below:

PSUs ($ millions)	Threshold	Target	Maximum	Performance	Achievement
2023 Revenue PSUs	$2,725	$2,868	$3,011	$2,570	0%
Additionally, in 2022, the Compensation Committee made grants of PSUs to our named executive officers for which 40% of the target number of PSUs would be earned at the end of a performance period ending December 31, 2024, if our adjusted EBITDA margin achieved its target (“2022 AEBITDA Margin PSUs”). Any earned 2022 AEBITDA Margin PSUs would have vested on March 1, 2025 . In 2025, the Committee determined that performance fell short of our threshold goal, and as a result no 2022 AEBITDA Margin PSUs were earned as described below:

PSUs	Threshold	Target	Maximum	Performance	Achievement
2022 AEBITDA Margin PSUs	14.75%	15.75%	16.75%	12.09%	0%
As a result of the achievement described above, no PSUs were earned by any of our named executive officers in 2024, demonstrating the rigor of the performance goals set by the Compensation Committee and the alignment of our pay-for-performance philosophy.
As described above, in connection with his appointment as Chief Executive Officer in June 2024, the Compensation Committee granted Mr. Divita 939,849 PSUs and 469,924 RSUs. The RSUs granted to Mr. Divita vest in accordance with the three-year new-hire vesting schedule then in effect as described above. The PSUs granted to Mr. Divita provide a target number of CEO EBITDA PSUs based on 2025 adjusted EBITDA and Revenue CAGR PSUs with a three-year performance period. Seven-twelfths of any earned CEO EBITDA PSUs would vest on March 10, 2026 and the remaining five-twelfths would vest in five substantially equal quarterly installments over the subsequent 15 months. Any earned Revenue CAGR PSUs would vest on March 1, 2028.

44	Teladoc Health	2025 Proxy Statement

Executive compensation

The table below sets forth the RSUs and target number of PSUs granted to our named executive officers during 2024. The size of the equity awards granted to these named executive officers was determined based on the Compensation Committee’s analysis of the factors described above. No stock options were granted to any of our named executive officers in 2024.

Name	Number of RSUs granted in 2024	Target number of PSUs granted in 2024
Charles Divita, III	469,924	939,849
Mala Murthy(1)	148,757	148,757
Adam C. Vandervoort	64,200	64,200
Kelly Bliss	58,300	58,300
Carlos Nueno	54,675	54,675
Jason Gorevic	197,728	197,728
Laizer Kornwasser	102,100	102,100
Michael Waters	87,500	87,500
(1)    Amount includes additional 37,957 RSUs and 37,957 PSUs that Ms. Murthy was granted in connection with her appointment as acting Chief Executive Officer and Principal Financial Officer, on April 5, 2024, that will generally vest on the same schedule as her 2024 annual equity refresh grant as described above.
The equity-based awards granted to our named executive officers may be subject to accelerated vesting in certain circumstances, as described below in the section titled “— Employment, Severance and Change in Control Arrangements.”
Retirement, health, welfare and additional benefits
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We also sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 100% of contributions made by participants who have completed 12 months of service in the 401(k) plan up to 4% of eligible annual compensation. All matching contributions are fully vested when made. The Teladoc Health, Inc. 2015 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) also permits eligible employees to purchase common stock at a discount through payroll deductions during defined offering periods.
Employment agreements
We consider maintenance of a strong management team essential to our success. To that end, we recognize that the uncertainty that may exist among management with respect to their “at-will” employment with us could result in the departure or distraction of management personnel to our detriment. Accordingly, our Board and the Compensation Committee have determined that severance arrangements are appropriate to encourage the continued attention and dedication of certain members of our management team and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of our named executive officers has entered into an employment agreement or an executive severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of Teladoc Health. We have also adopted a Level 14 Severance Plan (the “Severance Plan”) under which certain of our employees who are not otherwise entitled to any severance pay or benefits or prior notice of employment termination (or pay in lieu of such prior notice) under any binding contract or agreement with us are eligible for severance payments and benefits in connection with a qualifying termination of employment. These arrangements are described below under “— Potential Payments upon Termination or Change in Control.”
Tax implications
Our Compensation Committee may take into consideration the accounting and tax treatment of the compensation and benefit arrangements for of our named executive officers. These considerations are in addition to those described above that were material to the pay decisions for the most recent fiscal year.

2025 Proxy Statement	Teladoc Health	45

Executive compensation

Accounting considerations
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718—Stock Compensation. Topic 718 requires companies to measure the compensation expense for all share-based awards made to employees and directors, including stock options, RSUs and PSUs, based on the grant date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.
Compensation policies and practices
Stock ownership guidelines
We encourage our executive officers and directors to purchase shares of our common stock and to maintain a minimum ownership level during their tenure to foster alignment with our investing stockholders. To reinforce this objective, we have adopted minimum stock ownership guidelines for our executive officers and non-employee directors. To promote further alignment between our executive officers and our investing stockholders and governance best practices, in 2024, we adopted revised minimum stock ownership guidelines that increased the minimum stock ownership requirement for all executive officers. Pursuant to those guidelines, the individuals in the positions listed below must hold a number of shares of our common stock equal to the multiples specified below.

Position	Stock ownership requirement	Compliance period
Chief Executive Officer	5x Base Salary	By the fifth anniversary after appointment
All other executive officers	3x Base Salary
Non-employee directors	3x Annual Board Cash Retainer
Insider trading policy
We maintain an Insider Trading Compliance Policy that applies to all securities issued by us. Our officers, directors and employees are prohibited from engaging in hedging transactions, including purchasing our stock on margin or engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of our equity securities. The policy also prohibits pledging our stock as collateral to secure loans. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of the policy is publicly filed as an exhibit to our Annual Report on Form 10-K.
Clawback policy
The Board has adopted an Incentive-Based Compensation Recovery Policy that complies with SEC rules and NYSE listing standards and that applies to each of our current and former executive officers. Under the policy, recoupment of certain incentive-based compensation in the form of cash and/or equity would be generally required in the event we restate our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the event of such restatement, the policy provides for the recoupment of excess incentive-based compensation received by the executive officer during the three years prior to the restatement that was granted, earned or vested based wholly or in part upon the attainment of any erroneous financial reporting measure. A copy of the policy is publicly filed as an exhibit to our Annual Report on Form 10-K.
Compensation committee report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE
J. Eric Evans (Chairman)
Thomas G. McKinley
David L. Shedlarz
David B. Snow, Jr.

46	Teladoc Health	2025 Proxy Statement

Compensation tables
2024 Summary compensation table

Name and principal position	Year	Salary ($)	Bonus ($)		Stock awards(1) ($)	Option awards(1) ($)	Non-equity incentive plan compensation(2) ($)	All other compensation ($)		Total ($)
Charles Divita, III Chief executive officer	2024	450,000	—		15,028,180	—	448,087	135,000	(3)	16,061,267
Mala Murthy* Chief financial officer	2024	566,252	—		4,430,642	—	220,000	13,800	(4)	5,230,694
	2023	516,667	—		4,999,975	—	415,000	13,200		5,944,842
	2022	493,333	—		6,799,959	2,399,973	243,800	12,200		9,949,265
Adam C. Vandervoort Chief legal officer and secretary	2024	466,667	94,000	(5)	1,929,852	—	130,000	13,800	(4)	2,634,319
	2023	446,667	—		2,849,978	—	226,000	13,200		3,535,845
	2022	425,000	—		3,349,988	1,339,995	153,700	12,200		5,280,883
Kelly Bliss President, U.S. group health	2024	467,841	90,600	(5)	1,752,498	—	190,000	13,800	(4)	2,514,739
Carlos Nueno President, international	2024	502,214	97,527	(5)	1,643,530	—	410,878	84,989	(6)	2,739,138
Jason Gorevic Former chief executive officer	2024	211,318	—		5,943,704	—	108,690	3,102,564	(7)	9,366,276
	2023	764,167	—		10,000,006	—	836,363	13,200		11,613,736
	2022	695,833	—		10,000,020	—	168,000	12,200		10,876,053
Laizer Kornwasser Former president, enterprise growth and global markets	2024	301,818	—		3,069,126	—	—	598,603	(8)	3,969,547
	2023	500,000	—		4,499,980	—	465,000	—		5,464,980
	2022	94,697	550,000	(9)	6,999,992	—	500,000	—		8,144,689
Michael Waters Former chief operating officer	2024	482,500	—		2,630,251	—	158,231	946,879	(10)	4,217,861
	2023	470,000	—		4,000,012	—	320,000	7,833		4,797,845
	2022	205,625	775,000	(9)	5,000,013	—	352,500	—		6,333,138
*       Ms. Murthy served as our acting Chief Executive Officer and Principal Financial Officer from April 5, 2024 to June 10, 2024.
(1)Represents the aggregate grant date fair value of awards granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025. The maximum possible value of the PSUs granted in 2024, based on the closing price per share of our common stock on the date they were granted, was as follows:

2025 Proxy Statement	Teladoc Health	47

Compensation tables

Name	Maximum possible value of the 2024 PSUS ($)
Charles Divita, III	30,056,370
Mala Murthy	4,430,641
Adam C. Vandervoort	1,929,852
Kelly Bliss	1,752,498
Carlos Nueno	1,643,531
Jason Gorevic	5,943,703
Laizer Kornwasser	3,069,126
Michael Waters	2,630,250
For additional information regarding the stock-based awards granted to the named executive officers in 2024, refer to the “2024 Grants of Plan-Based Awards Table.”
(2)Amounts listed were earned under our annual cash incentive program.
(3)Represents relocation benefit received in connection with Mr. Divita’s commencement of employment for the first 12 months of his employment.
(4)Represents company matching contributions to the named executive officer’s 401(k) plan account.
(5)Represents one-time retention bonus received on April 26, 2024.
(6)Amount shown represents $16,200 in social security benefit, $6,704 in health insurance premiums, $15,488 in life insurance premiums, $13,556 in company car usage, a $2,880 meal allowance and $30,160 in tax gross ups. The Company agreed to provide Mr. Nueno with the foregoing benefits pursuant to Mr. Nueno’s employment agreement with the Company dated May 31, 2018, in connection with the Company’s acquisition of Advanced Medical. Mr. Nueno is paid in euros, which have been converted to U.S. dollars using the 2024 monthly average exchange rate of $1.082070 to €1.0.
(7)Represents $584,849 in severance paid to Mr. Gorevic and $2,503,915 in equity accelerated, in each case upon his termination in accordance with his employment agreement, as well as $13,800 in company matching contributions to his 401(k) plan account.
(8)Represents $128,750 in severance paid to Mr. Kornwasser and $469,853 in equity accelerated, in each case upon his termination in accordance with his employment agreement,
(9)Represents one-time signing bonus received upon commencement of employment.
(10)Represents $933,079 in equity accelerated upon Mr. Waters’ termination in accordance with his employment agreement, as well as $13,800 in company matching contributions to his 401(k) plan account.

48	Teladoc Health	2025 Proxy Statement

Compensation tables

2024 Grants of plan-based awards table

				Estimated future payouts under non-equity incentive plan awards (3)			Estimated future payouts under equity incentive plan awards(4)			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/sh)	Grant date fair value of stock and option awards ($)(5)
Name	Incentive plan(1)	Grant date(2)		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles Divita, III	2023 Employment inducement incentive award Plan	6/10/2024	(6)				—	939,849	2,819,547				10,018,790
	2023 Employment inducement incentive award plan	6/10/2024	(7)							469,924			5,009,390
	Bonus program	—		—	448,087	896,174
Mala Murthy	2023 Incentive award plan	3/19/2024	(6)				—	110,800	221,600				1,665,324
	2023 Incentive award plan	3/19/2024	(7)							110,800			1,665,324
	2023 Incentive award plan	4/5/2024	(6)				—	37,957	75,914				549,997
	2023 Incentive award plan	4/5/2024	(7)							37,957			549,997
	Bonus program	—		—	486,885	973,770
Adam C. Vandervoort	2023 Incentive award plan	3/19/2024	(6)				—	64,200	128,400				964,926
	2023 Incentive award plan	3/19/2024	(7)							64,200			964,926
	Bonus program	—		—	258,500	517,000
Kelly Bliss	2023 Incentive award plan	3/19/2024	(6)				—	58,300	116,600				876,249
	2023 Incentive award plan	3/19/2024	(7)							58,300			876,249
	Bonus program	—		—	375,000	750,000
Carlos Nueno	2023 Incentive award plan	3/19/2024	(6)				—	54,675	109,350				821,765
	2023 Incentive award plan	3/19/2024	(7)							54,675			821,765
	Bonus program	—	(8)	—	410,878	821,756
Jason Gorevic	2023 Incentive award plan	3/19/2024	(6)				—	197,728	395,456				2,971,852
	2023 Incentive award plan	3/19/2024	(7)							197,728			2,971,852
	Bonus program	—		—	960,000	1,920,000

2025 Proxy Statement	Teladoc Health	49

Compensation tables

				Estimated future payouts under non-equity incentive plan awards (3)			Estimated future payouts under equity incentive plan awards(4)			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/sh)	Grant date fair value of stock and option awards ($)(5)
Name	Incentive plan(1)	Grant date(2)		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Laizer Kornwasser	2023 Incentive award plan	3/19/2024	(6)				—	102,100	204,200				1,534,563
	2023 Incentive award plan	3/19/2024	(7)							102,100			1,534,563
	Bonus program	—		—	515,000	1,030,000
Michael Waters	2023 Incentive award plan	3/19/2024	(6)				—	87,500	175,000				1,315,125
	2023 Incentive award plan	3/19/2024	(7)							87,500			1,315,125
	Bonus program	—		—	363,750	727,500
(1)The award was granted under the 2023 Incentive Award Plan or our annual cash bonus program, as indicated in this column.
(2)Awards granted on March 19, 2024 were approved on March 15, 2024. The awards granted to Mr. Divita on June 10, 2024 were approved on June 8, 2024. The additional awards granted to Ms. Murthy on April 5, 2024 were approved on April 4, 2024.
(3)The portion of the annual bonus based on corporate performance may range from zero to a maximum of no more than 200% of the target bonus. However, the individual component of each applicable named executive officer’s award is not based on achievement of any pre-established performance goals and may result in an award that exceeds the maximum shown here. Additional detail regarding the determination of cash bonuses is included above under “Compensation Discussion and Analysis — Elements of Compensation — Cash Bonuses.” Actual payments are set forth in the “Summary Compensation Table” above. The bonus amount shown for Mr. Divita is prorated to reflect his partial year of service.
(4)The PSUs granted in 2024 may range from zero to a maximum of no more than 200% (other than awards granted to Mr. Divita, which may range from zero to a maximum of no more than 300%) of the target number of shares.
(5)Amounts in this column reflect the aggregate grant date fair value of awards granted during 2024 computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating these amounts are included in Note 13 to our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025.
(6)The PSU award granted to Mr. Divita is earned based on our attainment of compound annual revenue growth rate and adjusted EBITDA targets. To the extent earned, (i) seven-twelfths of any earned CEO EBITDA PSUs would vest on March 10, 2026 and the remaining five-twelfths would vest in five substantially equal quarterly installments over the subsequent 15 months, and (ii) any earned Revenue CAGR PSUs would vest on March 1, 2028, in each case as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.” The PSU award granted to each of our other named executive officers is earned based on our attainment of adjusted EBITDA, free cash flow, and revenue targets. To the extent earned, (i) the EBITDA PSUs and the FCF PSUs would each vest as to one-third of any earned PSUs on March 19, 2025 (or April 5, 2025 in the case of the PSU grant to Ms. Murthy on April 5, 2024) and as to the remaining two-thirds in eight substantially equal quarterly installments beginning on June 1, 2025 and (ii) the Revenue PSUs would vest as to two-thirds of any earned PSUs on March 1, 2026 and as to the remaining one-third in four substantially equal quarterly installments over the subsequent year, in each case as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(7)The RSU award granted to Mr. Divita vests as to one-third on the first anniversary of the grant date, and the remaining two-thirds in eight substantially equal quarterly installments thereafter, while the RSU awards granted to our other named executive officers vest as to one-third on March 19, 2025 (or April 5, 2025 in the case of the RSU grant to Ms. Murthy on April 5, 2024) and the remaining two-thirds in eight substantially equal quarterly installments beginning on June 1, 2025, in each case subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(8)Mr. Nueno is paid in euros (2024 cash bonus of €379,715), which have been converted to U.S. dollars using the 2024 monthly average exchange rate of $1.082070 to €1.0.

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Compensation tables

2024 Outstanding equity awards at fiscal year-end table

			Option awards				Stock awards
Name	Grant date		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Charles Divita, III	6/10/2024	(1)					469,924	4,271,609	—	—
	6/10/2024	(2)					—	—	704,887	6,407,423
	6/10/2024	(3)					—	—	234,962	2,135,805
Mala Murthy	4/5/2024	(4)					37,957	345,029	—	—
	4/5/2024	(5)					—	—	18,978	172,510
	4/5/2024	(6)					18,979	172,519	—	—
	3/19/2024	(4)					110,800	1,007,172	—	—
	3/19/2024	(5)					—	—	55,400	503,586
	3/19/2024	(6)					55,400	503,586	—	—
	3/3/2023	(7)					38,754	352,274	—	—
	3/3/2023	(8)					—	—	18,601	169,083
	3/3/2023	(9)					37,202	338,166	—	—
	3/3/2023	(10)					13,208	120,061	—	—
	6/1/2022	(11)					4,088	37,160	—	—
	6/1/2022	(12)	117,562	23,514	32.62	5/31/2032
	3/1/2022	(11)					3,369	30,624	—	—
	3/1/2022	(13)					4,043	36,751	—	—
	6/24/2019	(14)	36,882	—	62.75	6/24/2019
Adam C. Vandervoort	3/19/2024	(4)					64,200	583,578	—	—
	3/19/2024	(5)					—	—	32,100	291,789
	3/19/2024	(6)					32,100	291,789	—	—
	3/3/2023	(7)					22,090	200,798	—	—
	3/3/2023	(8)					—	—	10,603	96,381
	3/3/2023	(9)					21,205	192,753	—	—
	3/3/2023	(10)					7,530	68,448	—	—
	6/1/2022	(12)	65,639	13,129	32.62	5/31/2032
	3/1/2022	(11)					1,881	17,098	—	—
	3/1/2022	(13)					2,257	20,516	—	—
	3/1/2018	(14)	14,058	—	38.55	3/1/2028

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Compensation tables

			Option awards				Stock awards
Name	Grant date		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Kelly Bliss	3/19/2024	(4)					58,300	529,947	—	—
	3/19/2024	(5)					—	—	29,150	264,974
	3/19/2024	(6)					29,150	264,974	—	—
	3/3/2023	(7)					17,440	158,530	—	—
	3/3/2023	(8)					—	—	8,371	76,092
	3/3/2023	(9)					16,741	152,176	—	—
	3/3/2023	(10)					5,942	54,013	—	—
	6/1/2022	(12)	48,984	9,798	32.62	5/31/2032
	3/1/2022	(11)					1,404	12,762	—	—
	3/1/2022	(13)					1,685	15,317	—	—
Carlos Nueno	3/19/2024	(4)					54,675	496,996	—	—
	3/19/2024	(5)					—	—	27,337	248,493
	3/19/2024	(6)					27,338	248,502	—	—
	3/3/2023	(7)					15,502	140,913	—	—
	3/3/2023	(8)					—	—	7,440	67,630
	3/3/2023	(9)					14,881	135,268	—	—
	3/3/2023	(10)					5,285	48,041	—	—
	6/1/2022	(12)	39,183	7,842	32.62	5/31/2032
	3/1/2022	(11)					1,123	10,208	—	—
	3/1/2022	(13)					1,348	12,253	—	—
Jason Gorevic	3/19/2024	(6)					32,954	299,552	—	—
	3/3/2023	(9)					49,603	450,891	—	—
	3/1/2022	(13)					6,738	61,248	—	—
	3/3/2017	(14)	400,016	—	22.30	4/5/2025
Michael Waters	3/19/2024	(4)					87,500	795,375	—	—
	3/19/2024	(5)					—	—	43,750	397,688
	3/19/2024	(6)					43,750	397,688	—	—
	3/3/2023	(7)					31,004	281,826	—	—
	3/3/2023	(8)					—	—	14,881	135,268
	3/3/2023	(9)					29,762	270,537	—	—
	3/3/2023	(10)					10,566	96,045	—	—
	8/1/2022	(11)					33,960	308,696	—	—
(1)One-third of the RSU award vests on June 10, 2025, with the remainder vesting in eight substantially equal quarterly installments over the subsequent two years, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(2)The PSU award is earned based on our attainment of a compound annual revenue growth rate target during 2025-2027 and, to the extent earned, vests on March 1, 2028, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

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(3) The PSU award is earned based on our attainment of a 2025 adjusted EBITDA target and, to the extent earned, vests as to seven-twelfths of any earned PSUs on March 10, 2026 and as to the remaining five-twelfths in five substantially equal quarterly installments over the subsequent 15 months, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(4)One-third of the RSU award vests on the first anniversary of the grant date, with the remainder vesting in eight substantially equal quarterly installments beginning on June 1, 2025, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(5)The PSU award is earned based on our attainment of a 2025 revenue target and, to the extent earned, vests as to two-thirds of any earned PSUs on March 1, 2026 and as to the remaining one-third in substantially equal quarterly installments over the subsequent year, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(6)The PSU award would have been earned based on our attainment of 2024 adjusted EBITDA and free cash flow targets and would have vested as to one-third of any earned PSUs on March 19, 2025 (or April 5, 2025 in the case of the PSU grant to Ms. Murthy on April 5, 2024) and as to the remaining two-thirds in substantially equal quarterly installments beginning on June 1, 2025, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.” The number of PSUs that may have actually been earned under this award ranged from between 0% and 200% of the target number of shares. Subsequent to December 31, 2024, the Committee determined that no such PSUs were earned.
(7)One-third of the RSU award vests on March 1, 2024, with the remainder vesting in eight substantially equal quarterly installments over the subsequent two years, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(8)The PSU award is earned based on our attainment of a 2025 net income target and, to the extent earned, vests on March 1, 2026, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.” The PSU award may be zero or 125% of the target number of shares.
(9)The PSU award would have been earned based on our attainment of a 2024 revenue target and would have vested as to two-thirds of any earned PSUs on March 1, 2025 and as to the remaining one-third in substantially equal quarterly installments over the subsequent year, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.” The number of PSUs that may have actually been earned under this award ranged from between 0% and 200% of the target number of shares. Subsequent to December 31, 2024, the Committee determined that no such PSUs were earned.
(10)The PSU award was earned based on our attainment of a 2023 adjusted EBITDA target and vested as to one-third of any earned PSUs on March 1, 2024 and as to the remaining two-thirds in substantially equal quarterly installments over the subsequent two years, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(11)One-third of the RSU award vests on the first anniversary of the grant date, with the remainder vesting in eight substantially equal quarterly installments over the subsequent two years, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(12)The option vests as to one-third of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 24 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”
(13)The PSU award would have been earned based on our attainment of an adjusted EBITDA margin target over a three-year performance period ending on December 31, 2024 and would have vested on March 1, 2025, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.” The number of PSUs that may have actually been earned under this award ranged from between 25% and 200% of the target number of shares. Subsequent to December 31, 2024, the Committee determined that no such PSUs were earned.
(14)The option vests as to 25% of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

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Compensation tables

2024 Option exercises and stock vested table

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Charles Divita, III	—	—	—	—
Mala Murthy	—	—	99,701	1,264,619
Adam C. Vandervoort	—	—	53,072	682,075
Kelly Bliss	—	—	43,433	546,509
Carlos Nueno	—	—	36,038	463,444
Jason Gorevic	200,000	203,600	276,595	3,836,793
Laizer Kornwasser	—	—	166,456	2,013,987
Michael Waters	—	—	206,118	2,255,559
2024 Pension benefits
None of our named executive officers participated in any defined benefit pension plans in 2024.
2024 Nonqualified deferred compensation
None of our named executive officers participated in any non-qualified deferred compensation plans in 2024.
Potential payments upon termination or change in control
We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of Teladoc Health. The amount of compensation payable to each named executive officer in these situations is described below.
Employment, severance and change in control arrangements
Each of our named executive officers has entered into an employment or severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of Teladoc Health. We have also adopted the Severance Plan under which certain of our employees who are not otherwise entitled to any severance pay or benefits or prior notice of employment termination (or pay in lieu of such prior notice) under any binding contract or agreement with us, are eligible for severance payments and benefits in connection with a qualifying termination of employment. If an eligible employee has entered into an employment or severance agreement that entitles him or her to severance payments and benefits that would be less favorable than such severance payments or benefits he or she would be entitled to under the Severance Plan, the Severance Plan will control.
Charles Divita, III
In the event Mr. Divita is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive:
•18 months of continued base salary
•any earned but unpaid bonus for the year prior to the year of termination
•up to 18 months’ of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected
•a pro rata portion of the bonus he would have earned for the year of termination

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•accelerated vesting of time-based equity awards scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period, provided that in the case of performance-based awards granted on June 10, 2024, the accelerated equity vesting described in this bullet will be calculated as if such performance conditions are deemed satisfied at target level
If Mr. Divita is terminated by us without cause or he resigns for good reason, in either case within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Divita is entitled to receive the following in lieu of the severance benefits described above:
•a lump-sum payment equal to 100% of his base salary plus target bonus opportunity
•18 months of continued base salary
•any earned but unpaid bonus for the year prior to the year of termination
•up to 18 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected
•a pro rata portion of the bonus he would have earned for the year of termination
•accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied, provided that in the case of performance-based awards granted on June 10, 2024, the accelerated equity vesting described in this bullet will be calculated as if such performance conditions are deemed satisfied at target level
Mr. Divita’s employment agreement contains restrictive covenants pursuant to which he has agreed to refrain from competing with us or soliciting our employees or customers for a period of 18 months following his termination of employment.
For purposes of Mr. Divita’s employment agreement:
•“Cause” generally means, subject to certain notice requirements and cure rights, Mr. Divita’s: (i) breach of his duty of loyalty to the Company or his willful breach of his duty of care to the Company; (ii) material failure or refusal to comply with reasonable written policies, standards and regulations established by our Board from time to time; (iii) commission of a felony, an act of theft, embezzlement or misappropriation of funds or the property of the Company or its subsidiaries of material value or an act of fraud involving the Company or its subsidiaries; (iv) willful misconduct or gross negligence which causes or reasonably could cause (for example, if it became publicly known) material harm to the Company’s standing, condition or reputation; (v) material violation of the Company’s Code of Ethics (or similar written policies concerning ethical behavior) or written policies concerning harassment or discrimination; or (vi) material breach of the provisions of his confidentiality agreement with the Company or a material provision of his employment agreement.
•“Good reason” generally means, subject to certain notice requirements and cure rights, a material diminution in Mr. Divita’s base salary, target annual bonus level or authority, duties or responsibilities, other than as a result of a change of control immediately after which he holds a position with the Company or its successor (or any other entity that owns substantially all of the Company’s business after such sale) that is substantially equivalent with respect to the Company’s business as Mr. Divita held prior to such change of control, a requirement that he relocate his principal place of employment outside of a specified metropolitan area or the failure to obtain an agreement from any successor to our business to assume his employment agreement.
Mala Murthy, Adam C. Vandervoort and Kelly Bliss
We have entered into executive severance agreements with each of Ms. Murthy, Mr. Vandervoort and Ms. Bliss. In the event that any of them is terminated by us without cause or she or he resigns for good reason, subject to her or his timely executing a release of claims in our favor, she or he is entitled to receive:
•continued base salary for 12 months
•any earned but unpaid bonus for the year prior to the year of termination
•premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected, for up to 12 months
•accelerated vesting of her or his time-based equity awards that were scheduled to vest in the following six (in the case of Ms. Murthy) or 12 (in the case of Mr. Vandervoort or Ms. Bliss) months, and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month (in the case of Ms. Murthy) or 12-month (in the case of Mr. Vandervoort or Ms. Bliss) period

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Compensation tables

If any of them is terminated by us without cause or she or he resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to her or his timely executing a release of claims in our favor, she or he is entitled to receive the following in lieu of the severance benefits described above:
•12 months of continued base salary
•any earned but unpaid bonus for the year prior to the year of termination
•up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected
•a lump-sum payment equal to 100% (in the case of Ms. Murthy or Mr. Vandervoort) or 75% (in the case of Ms. Bliss) of the target bonus payment for the year of termination
•a pro rata portion of the bonus she or he would have earned for the year of termination (in the case of Ms. Murthy or Mr. Vandervoort)
•accelerated vesting of her or his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied
Additionally, as consideration for Ms. Murthy agreeing to serve as acting CEO following the termination of Mr. Gorevic, we agreed to amend Ms. Murthy’s executive severance agreement to reflect the intent that, following her return to the position of chief financial officer she would receive certain compensation for not less than two years. Therefore, the amendment provides for additional severance in the event that Ms. Murthy is terminated by us without cause or she resigns for good reason during the period that is two years from the date that she stepped down as acting CEO. Accordingly, if Ms. Murthy is terminated by us without cause or she resigns for good reason during the period between June 10, 2024 and June 10, 2026 (the “Target Date”), subject to her timely executing a release of claims in our favor, she is entitled to receive the following in addition to the severance benefits described above:
• a lump-sum cash payment equal to the sum of: (i) the base salary she would have received between her termination and the Target Date, (ii) an amount equal to two (2) times her target annual bonus, prorated to reflect the time between her termination and the Target Date, (iii) an amount equal to two (2) times her annual equity grant, prorated to reflect the time between her termination and the Target Date, and (iv) an amount equal to her premiums for continued medical, dental or vision coverage prorated to reflect the time between her termination and the Target Date;
•tolling of the exercise date of her vested stock options to 90 days after her termination
•accelerated vesting of her time-based equity awards that were scheduled to vest in the time between her termination and the Target Date and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during such period
For purposes of the agreements with Ms. Murthy and Mr. Vandervoort, “cause” generally means, subject to certain notice requirements and cure rights, her or his: (i) willful and continued failure to substantially perform her or his duties to us (other than any such failure resulting from her or his incapacity due to disability); (ii) willful engaging in misconduct that is significantly injurious to us, monetarily, in reputation or otherwise, including any conduct that is in violation of our written employee workplace policies; or (iii) commission of any felony, or any crime involving dishonesty in respect to our business and affairs. For purposes of Ms. Bliss’ executive severance agreement, “cause” has substantially the same meaning as in Mr. Divita’s employment agreement.
For purposes of the agreements with Ms. Murthy, Mr. Vandervoort and Ms. Bliss, “good reason” generally means, subject to certain notice requirements and cure rights, a material reduction in the amount of her or his base salary, target bonus or duties, responsibilities or authority, a requirement that she or he relocate her or his principal place of employment outside of a specified metropolitan area, failure to obtain an agreement from any successor to our business to assume the agreement, or, in the case of Ms. Murthy or Mr. Vandervoort, our material breach of her or his agreement.
The agreements also contain restrictive covenants pursuant to which each of them has agreed to refrain from competing with us or soliciting our employees or customers following her or his termination of employment for a period of 12 months.
Carlos Nueno
We have entered into a services agreement with Mr. Nueno, who resides in Spain and oversees our international operations. In the event that he is terminated by us without cause or he resigns for good reason, he is entitled to receive:
•continued base salary for 18 months
•any earned but unpaid bonus for the year prior to the year of termination

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•continued benefits for up to 18 months (including use of a company vehicle and related expenses, computer and mobile phone use, the cost of private health insurance for Mr. Nueno and his direct relatives, and the cost of life insurance for Mr. Nueno)
•accelerated vesting of his time-based equity awards that were scheduled to vest in the following 12 months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period
If Mr. Nueno is terminated by us without cause or he resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to his timely executing a release of claims in our favor, he is entitled to receive the following in lieu of the severance benefits described above:
•18 months of continued base salary
•any earned but unpaid bonus for the year prior to the year of termination
•continued benefits for up to 18 months (as described above)
•a lump-sum payment equal to 75% of the target bonus payment for the year of termination
•accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied
For purposes of the agreements, “cause” generally means, his: (i) continued failure to perform his assigned duties, his contravention of specific lawful and reasonable directions or of instructions or guidelines of our Board or the President of the Company or his contravention of his fiduciary duties or any other obligations imposed to members of the Board under applicable laws; (ii) acts of dishonesty, resulting or intending to result in personal gain or enrichment at the expense of the Company, including any act of corruption or fraud, the giving or receiving of bribes, facilitation payments or kickbacks; (iii) conviction of a crime or the commission of any material felony; (iv) failure to comply in all material aspects with the Company’s code of conduct or other mandatory policies to which he had been notified of; (v) willful misconduct, or intentional misconduct or gross or fraudulent negligence in the performance of assigned duties; or (vi) breach of restrictive covenants under his services agreement. “Good reason” generally means, (i) our serious breach of his agreement; or (ii) a material modification of the contractual terms and conditions agreed by him and the Company without his written consent.
The agreements also contain restrictive covenants pursuant to which Mr. Nueno has agreed to refrain from competing with us or soliciting our employees or customers following her termination of employment for a period of 18 months.
Jason Gorevic
As a result of Mr. Gorevic’s termination without cause, effective April 5, 2024, and in consideration of his execution of a release of claims in favor of us, he received the severance benefits pursuant to his employment agreement with us described below:
•18 months of continued base salary and life insurance
•up to 18 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected
•a pro rata portion of the bonus he would have earned for 2024
•accelerated vesting of his time-based equity awards scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period
•the expiration date of certain outstanding options held by Mr. Gorevic was extended until April 5, 2025
Laizer Kornwasser
As a result of Mr. Kornwasser’s termination without cause, effective July 1, 2024, and in consideration of his execution of a release of claims in favor of us, he received the severance benefits pursuant to his executive employment agreement with us described below:
•12 months of continued base salary
•up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected
•accelerated vesting of his time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period

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Compensation tables

Michael Waters
As a result of Mr. Waters’s resignation with good reason, effective December 31, 2024, and in consideration of his execution of a release of claims in favor of us, he received the severance benefits described below:
•nine months of continued base salary
•up to nine months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected
•any earned but unpaid bonus in respect of 2024
•accelerated vesting of his time-based equity awards that were scheduled to vest in the following nine months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that nine-month period
PSU awards
The grants of PSUs made to our named executive officers in 2024 provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. One-third of the earned EBITDA PSUs and FCF PSUs would have vested on the change in control date and the remaining two-thirds would have vested in substantially equal quarterly installments over the two-year period following the change in control date. Two-thirds of the earned Revenue PSUs would vest on the change in control date and the remaining one-third would vest in substantially equal quarterly installments over the one-year period following the change in control date.

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Quantification of potential payments upon termination or a change in control
The following table shows potential payments to our named executive officers under the various severance and other arrangements and agreements that were in effect on December 31, 2024, for various scenarios involving a change in control or termination of employment, assuming a December 31, 2024, termination or transaction date and, where applicable, using the closing price of our common stock of  $9.09 (as reported on the NYSE as of December 31, 2024).

	Form of payment
Name/Triggering event	Cash severance ($)(1)	Benefit continuation ($)	Equity awards ($)(2)	Total ($)
Charles Divita, III
Involuntary termination(3)	1,648,087	—	10,679,021	12,327,108
Change in control(4)	—	—	7,653,307	7,653,307
Termination in connection with change in control(5)	3,248,087	—	12,814,832	16,062,919
Mala Murthy
Involuntary termination(6)	12,025,383	23,696	2,272,653	14,321,732
Change in control(7)	—	—	662,073	662,073
Termination in connection with change in control(8)	12,422,883	23,696	2,779,776	15,226,355
Adam C. Vandervoort
Involuntary termination(6)	470,000	37,366	572,880	1,080,246
Change in control(7)	—	—	314,993	314,993
Termination in connection with change in control(8)	858,500	37,366	1,282,192	2,178,058
Kelly Bliss
Involuntary termination(6)	500,000	37,266	491,941	1,029,207
Change in control(7)	—	—	271,761	271,761
Termination in connection with change in control(8)	781,250	37,266	1,115,340	1,933,856
Carlos Nueno
Involuntary termination(9)	811,553	57,944	451,236	1,320,732
Change in control(7)	—	—	250,194	250,194
Termination in connection with change in control(10)	1,115,885	57,944	1,029,187	2,203,015
(1)Because this table assumes the given event occurred on December 31, 2024, the amounts shown in this column reflect the full 2024 bonuses. Actual bonus payments in the given circumstances would be prorated based on the portion of the year elapsed on date the event occurred.
(2)For stock options, reflects the excess of the market price of  $9.09 of our common stock on December 31, 2024, the last trading day of the year, over the exercise price of the stock option, multiplied by the number of unvested shares that vest upon the given event. For RSUs and PSUs, reflects the market price of  $9.09 of our common stock on December 31, 2024, multiplied by the number of unvested shares that vest upon the given event.
(3)Under Mr. Divita’s employment agreement, upon his termination by us without cause or his resignation for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 months of continued base salary; (ii) a pro rata portion of the bonus he would have earned for the year of termination; (iii) any earned but unpaid bonus for the year prior to the year of termination; (iv) up to 18 months of premiums for continued health insurance premiums, if elected; and (v) accelerated vesting of time-based equity awards that were scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period, provided that in the case of performance-based awards granted on June 10, 2024, the accelerated equity vesting described in this clause (v) will be calculated as if such performance conditions are deemed satisfied at target level.

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Compensation tables

(4)The grants of PSUs made to Mr. Divita in connection with his appointment as CEO provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the 2025 EBITDA PSUs will be earned at target and the Revenue CAGR PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) to the extent we have completed at least one full fiscal year in the applicable performance period, the sum of the number of earned PSUs using our actual performance based on our results for the then-most recently completed full year. Seven-twelfths of the earned 2025 EBITDA PSUs would vest on the change in control date and the remaining five-twelfths would vest in substantially equal quarterly installments over the subsequent 15 months. All of the earned Revenue CAGR PSUs would vest on the change in control date. The amounts shown in this row for PSUs reflect vesting of the target number of the 2025 EBITDA PSUs and the Revenue CAGR PSUs.
(5)Under Mr. Divita’s employment agreement, upon his termination by us without cause or his resignation for good reason, in either case within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Divita is entitled to receive: (i) a lump-sum payment equal to 100% of his base salary plus target bonus opportunity; (ii) 18 months of continued base salary; (iii) a pro rata portion of the bonus he would have earned for the year of termination; (iv) any earned but unpaid bonus for the year prior to the year of termination; (v) up to 18 months of continued health insurance premiums, if elected; and (vi) all of his unvested equity and equity-based awards subject to service-based vesting will immediately and fully vest and any performance-based awards will remain eligible to vest to the extent the performance conditions are thereafter satisfied, provided that in the case of performance-based awards granted on June 10, 2024, the accelerated equity vesting described in this clause (vi) will be calculated as if such performance conditions are deemed satisfied at target level. The amount shown in this row for PSUs reflects vesting of the target number of 2025 EBITDA PSUs and Revenue CAGR PSUs.
(6)In the event that the named executive officer is terminated by us without cause or he or she resigns for good reason, subject to his or her timely executing a release of claims in our favor, he or she is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; and (iv) accelerated vesting of his or her time-based equity awards that were scheduled to vest in the following six months (for Ms. Murthy) or 12 months (for Mr. Vandervoort or Ms. Bliss) and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period (for Ms. Murthy) or 12-month period (for Mr. Vandervoort or Ms. Bliss). Additionally, if Ms. Murthy is terminated by us without cause or she resigns for good reason during the period between June 10, 2024 and the Target Date, subject to her timely executing a release of claims in our favor, she is entitled to receive the following in addition to the severance benefits described above: (a) a lump-sum cash payment equal to the sum of: (i) the base salary she would have received between her termination and the Target Date, (ii) an amount equal to two (2) times her target annual bonus, prorated to reflect the time between her termination and the Target Date, (iii) an amount equal to two (2) times her annual equity grant, prorated to reflect the time between her termination and the Target Date, and (iv) an amount equal to her premiums for continued medical, dental or vision coverage prorated to reflect the time between her termination and the Target Date; (b) tolling of the exercise date of her vested stock options to 90 days after her termination and (c) accelerated vesting of her time-based equity awards that were scheduled to vest in the time between her termination and the Target Date and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during such period. The amount shown does not include 23,514, 13,129 and 9,798 options for which the exercise price exceeded the market price of our common stock for Ms. Murthy, Mr. Vandervoort and Ms. Bliss, respectively.
(7)The grants of PSUs made to the named executive officers other than Mr. Divita provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. One-third of the earned EBITDA PSUs and earned FCF PSUs would have vested on the change in control date and the remaining two-thirds would have vested in substantially equal quarterly installments over the two-year period following the change in control date. Two-thirds of the earned Revenue PSUs would vest on the change in control date and the remaining one-third would vest in substantially equal quarterly installments over the one-year period following the change in control date. In 2023, the Compensation Committee granted PSUs to our then-serving named executive officers that would be earned if our revenue over a performance period ending in 2024 achieved its target (“2023 Revenue PSUs”) and if our net income over a performance period ending in 2025 achieved its target (“2023 Net Income PSUs”). Two-thirds of the earned 2023 Revenue PSUs would have vested on the change in control date and the remaining one-third would have vested in substantially equal quarterly installments over the one-year period following the change in control date. All of the earned Net Income PSUs would vest on the change in control date. The achievement of the Net Income PSU goal is binary: if the goal is achieved, 125% of the target number of Net Income PSUs would be earned, otherwise no Net Income PSUs would be earned. In 2022, the Compensation Committee granted PSUs to our then-serving named executive officers that would have been earned if our adjusted EBITDA margin over a performance period ending in 2024 achieved its target (“2022 EBITDA Margin PSUs”). All of the earned 2022 EBITDA Margin PSUs would have vested on the change in control date. The amounts shown in this row for PSUs reflect vesting of two-thirds of the target number of Revenue PSUs and 125% of the target number of the 2023 Net Income PSUs. No EBITDA PSUs, FCF PSUs, 2023 Revenue PSUs or 2022 EBITDA Margin PSUs were earned.
(8)In the event that the named executive officer is terminated by us without cause or he or she resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to his or her timely executing a release of claims in our favor, he or she is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a lump-sum payment equal to 100% (in the case of Ms. Murthy or Mr. Vandervoort) or 75% (in the case of Ms. Bliss) of the target bonus payment for the year of termination; (v) a pro rata portion of the bonus he or she would have earned for the year of termination; and (vi) accelerated vesting of his or her time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. Additionally, if Ms. Murthy is terminated by us without cause or she resigns

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for good reason, in either case in connection with, on the date of or within 12 months following a change in control, during the period between June 10, 2024 and the Target Date, subject to her timely executing a release of claims in our favor, she is entitled to receive the following in addition to the severance benefits described above: (a) a lump-sum cash payment equal to the sum of: (i) the base salary she would have received between her termination and the Target Date, (ii) an amount equal to two (2) times her target annual bonus, prorated to reflect the time between her termination and the Target Date, (iii) an amount equal to two (2) times her annual equity grant, prorated to reflect the time between her termination and the Target Date, and (iv) an amount equal to her premiums for continued medical, dental or vision coverage prorated to reflect the time between her termination and the Target Date; (b) tolling of the exercise date of her vested stock options to 90 days after her termination and (c) accelerated vesting of her time-based equity awards that were scheduled to vest in the time between her termination and the Target Date and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during such period. In addition, the awards of PSUs granted to him or her in 2024, the 2023 Revenue PSUs, the 2023 Net Income PSUs and the 2022 EBITDA Margin PSUs would each become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2023 Incentive Award Plan or the 2015 Incentive Award Plan, as applicable), and the number of PSUs earned would equal the greater of (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects the target number of Revenue PSUs, 125% of the target number of 2023 Net Income PSUs and the vesting of PSUs that the Compensation Committee granted prior to 2024 to such officer that were earned prior to 2024. The amount shown does not include 23,514, 13,129 and 9,798 options for which the exercise price exceeded the market price of our common stock for Ms. Murthy, Mr. Vandervoort and Ms. Bliss, respectively.
(9)In the event that Mr. Nueno is terminated by us without cause or resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 18 months of continued benefits; and (iv) accelerated vesting of his time-based equity awards that were scheduled to vest in the following 12 months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period. The amount shown does not include 7,842 options for which the exercise price exceeded the market price of our common stock.
(10)In the event that Mr. Nueno is terminated by us without cause or resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) a lump-sum payment equal to 75% of his target annual bonus for the year of termination; (iv) up to 18 months of benefits; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the awards of PSUs granted to him in 2024, the 2023 Revenue PSUs, the 2023 Net Income PSUs and the 2022 EBITDA Margin PSUs would become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2023 Incentive Award Plan or the 2015 Incentive Award Plan, as applicable), and the number of PSUs earned would equal the greater of (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects the target number of Revenue PSUs, 125% of the target number of 2023 Net Income PSUs and the vesting of PSUs that the Compensation Committee granted prior to 2024 to Mr. Nueno that were earned prior to 2024. The amount shown does not include 7,842 options for which the exercise price exceeded the market price of our common stock.

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CEO pay ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship between the annual total compensation of our employees and the annual total compensation of Mr. Divita, our Chief Executive Officer. We consider the pay ratio specified herein to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K. We believe executive pay must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and our Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive.
Mr. Divita had 2024 annual total compensation of $16,763,180 as reflected in the 2024 Summary Compensation Table included in this proxy statement and as adjusted as described below. Our median employee’s annual total compensation for 2024 was $79,902, as determined in the same manner as the total compensation for Mr. Divita. Based on this information, for 2024, the estimated ratio of the median of the annual total compensation of all of our employees (other than our CEO) to the annual compensation of our CEO was 1 to 210.

Employee	2024 Annual total compensation ($)	Estimated pay ratio
Charles Divita, III, Chief Executive Officer	16,763,180	1:210
Median employee, other than our CEO	79,902
As permitted under SEC rules, we may identify our median employee for purposes of providing pay ratio disclosure once every three years, provided that there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the 2024 pay ratio disclosure. In accordance with SEC requirements, we determined that there have been no changes to the employee population or employee compensation arrangements in 2024 that would be significant to the pay ratio calculation. However, the median employee identified in 2022 is no longer employed by the Company. In accordance with SEC rules, we replaced the 2022 median employee with an employee whose compensation is substantially similar. To identify the median employee from our employee population in 2022, we determined the annual total compensation of each of our employees as of December 31, 2022, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. We considered all of our employees, including international employees and those working less than 40 hours per week.
Mr. Divita began serving as our CEO effective June 10, 2024. As permitted by Instruction 10 to Item 402(u) of Regulation S-K, for pay ratio purposes, Mr. Divita’s compensation was annualized to represent his compensation as if he were CEO for the entire fiscal 2024. The calculation included the amounts reported in the “Executive Compensation – 2024 Summary Compensation Table” for fiscal 2024, except that the salary was adjusted to assume Mr. Divita received his year-end base salary rate for the entire fiscal year, and “Non-equity incentive plan compensation” was adjusted to assume he was CEO for the entire fiscal year. Consequently, the annual total compensation reported for CEO pay ratio purposes does not reflect the “Total” column of our “Executive Compensation – 2024 Summary Compensation Table” for fiscal 2024 included in this proxy statement, nor does it reflect amounts actually paid to our CEO for fiscal 2024. Instead, the annual total compensation reported for the CEO above reflects the pay ratio disclosure requirements for a year in which a CEO transition occurs.
Compensation risk assessment
Management conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten us. No such plans or practices were identified by management. The Compensation Committee has also reviewed the risks and rewards associated with our compensation plans and practices and agrees with management’s conclusion.

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Pay versus performance
The primary objectives of our executive compensation program are to retain key executives, attract new talent, link compensation to achievement of our business objectives and align the interests of our executives with those of our long-term stockholders. Our program aligns executive pay with stockholder interests and links pay to performance through a blend of short-and long-term performance measures. In 2024, equity-based and incentive pay made up 95% of our current CEO’s target compensation and, on average, 86% of our other named executive officers’ target compensation. The high utilization of equity-based and incentive compensation results in higher total realized pay when leadership exceeds the Compensation Committee-approved performance targets. Conversely, failure to achieve approved targets results in lower realized pay including the possibility that some awards pay zero at the end of their performance period.
Pay versus performance compensation actually paid table
The amounts shown below for compensation actually paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers. These amounts reflect the Summary Compensation Table total with certain adjustments as described below. For information regarding the decisions made by our Compensation Committee with respect to the named executive officer compensation for each year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the years covered in the table below.

Year	Summary Compensation Table Total for CEO (Gorevic)(1) ($)	Compensation Actually Paid to CEO (Gorevic)(2) ($)	Summary Compensation Table Total for CEO (Murthy)(1) ($)	Compensation Actually Paid to CEO (Murthy)(2) ($)	Summary Compensation Table Total for CEO (Divita)(1) ($)	Compensation Actually Paid to CEO (Divita)(2) ($)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(3) ($)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based On: ($)		Net Loss ($ thousands)	Company- Selected Measure: Revenue ($ thousands)(5)
									Total Shareholder Return	Peer Group Total Shareholder Return(4)
2024	9,366,276	(1,253,029)	5,230,694	(1,085,718)	16,061,267	5,304,696	3,215,121	(1,060,253)	11	147	(1,001,245)	2,569,574
2023	11,613,736	9,400,898	—	—	—	—	4,935,878	3,702,389	26	143	(220,368)	2,602,415
2022	10,876,053	(2,755,173)	—	—	—	—	8,211,732	3,613,853	28	140	(13,659,531)	2,406,840
2021	11,637,898	(4,486,255)	—	—	—	—	3,776,044	(1,412,623)	110	143	(428,793)	2,032,707
2020	8,455,584	54,668,602	—	—	—	—	2,614,048	12,280,174	239	113	(485,136)	1,093,962
(1)The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Divita, Ms. Murthy or Mr. Gorevic, in connection with their service as our CEO during each corresponding year, as applicable, in the “Total” column of the Summary Compensation Table.
(2)For the years reported in the table, Mr. Gorevic was our CEO from 2020 to April 2024, Ms. Murthy was our acting CEO from April 2024 to June 2024, and Mr. Divita was our CEO from June 2024 to December 2024. The CEO Summary Compensation Table to compensation actually paid reconciliation is summarized in the following tables for each of Mr. Divita, Ms. Murthy and Mr. Gorevic for the years in which they served as CEO:

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Compensation tables

Jason Gorevic
	2024	2023	2022	2021	2020
Summary Compensation Table Total Compensation	$9,366,276	$11,613,736	$10,876,053	$11,637,898	$8,455,584
Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(5,943,704)	(10,000,006)	(10,000,020)	(10,000,131)	(6,800,017)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	7,779,810	1,593,442	3,762,671	14,745,250
Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(1,068,945)	(93,277)	(3,507,008)	(10,210,349)	22,192,866
Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	955,021	—	—	—	—
Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,433,845)	100,635	(1,717,640)	323,656	16,074,919
Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(3,127,832)	—	—	—	—
Compensation actually paid	$(1,253,029)	$9,400,898	$(2,755,173)	$(4,486,255)	$54,668,602

Mala Murthy
2024
Summary Compensation Table Total Compensation	$5,230,694
Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(4,430,642)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	1,352,201
Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(2,107,763)
Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,130,208)
Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Compensation actually paid	$(1,085,718)

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Compensation tables

Charles Divita, III
2024
Summary Compensation Table Total Compensation	$16,061,267
Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(15,028,180)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	4,271,609
Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	—
Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—
Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Compensation actually paid	$5,304,696
(3)The non-CEO named executive officers for whom the average compensation is presented in this table are: for 2024 Ms. Bliss and Messrs. Vandervoort, Nueno, Kornwasser and Waters; for 2023, Ms. Murthy and Messrs. Kornwasser, Waters and Vandervoort; for 2022, Ms. Murthy, Dr. Claus Jensen and Messrs. Kornwasser and Waters; for 2021, Ms. Murthy, Dr. Jensen and Messrs. David Sides, Andrew Turitz and Vandervoort; and for 2020, Mmes. Murthy and Stephany Verstraete and Messrs. Sides and Vandervoort. Mr. Sides is our former Chief Operating Officer and resigned from the Company effective on September 21, 2021. Dr. Jensen is our former Chief Innovation Officer and resigned from the Company effective on December 1, 2023. Mr. Turitz is our former Executive Vice President, Corporate Development and resigned from the Company effective on September 4, 2024. Ms. Verstraete is our former Chief Marketing Officer and resigned from the Company effective on October 11, 2024.

	2024	2023	2022	2021	2020
Summary Compensation Table Total Compensation	$3,215,121	$4,935,878	$8,211,732	$3,776,044	$2,614,048
Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(2,205,052)	(4,087,486)	(7,249,976)	(3,041,445)	(1,700,036)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	322,104	3,179,986	3,668,043	1,058,324	3,686,363
Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(686,430)	(211,897)	(693,095)	(1,461,413)	4,650,682
Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	79,534	—	—	—	—
Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(921,819)	(114,092)	(322,851)	(219,721)	3,029,117
Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(863,711)	—	—	(1,524,412)	—
Compensation actually paid	$(1,060,253)	$3,702,389	$3,613,853	$(1,412,623)	$12,280,174
(4)The peer group used for calculating Peer Group Total Shareholder Return is the S&P 500 Health Care Index.
(5)We have determined that revenue is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our named executive officers, for the most recently completed fiscal year, to company performance.

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Compensation tables

Relationship between pay and performance
Below are graphs showing the relationship of  “compensation actually paid” (“CAP”) to our CEO and other named executive officers in 2020-2024 to (1) the total shareholder return of both us and the S&P 500 Health Care Index, (2) our net loss and (3) our revenue.
CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected in the significant decreases to 2021 and 2022 CAP).
Teladoc Health, Inc. & Peer TSR vs. Compensation Actually Paid

$60
$50
$40
$30
$20
$10
$0
$(10)
Compensation Actually Paid ($M)
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
Value of $100 Investment from 12/31/2019
$54.67
$12.28
($4.49)
($1.41)
($2.76)
$3.61
$9.40
$3.70
($1.25)
($1.06)
($1.09)
$5.30
2020
2021
2022
2023
2024

CEO CAP ($M) - GOREVIC, JASON	CEO CAP ($M) - MURTHY, MALA	CEO CAP ($M) - DIVITA, CHARLES
Average NEO CAP ($M)	TDOC	S&P 500 Health Care Sector

66	Teladoc Health	2025 Proxy Statement

Compensation tables

Teladoc Health, Inc. Net loss vs. Compensation Actually Paid

Compensation Actually Paid ($M)
$60
$50
$40
$30
$20
$10
$0
$(10)
$54.67
$12.28
($4.49)
($1.41)
($2.76)
$3.61
$9.40
$3.70
($1.25)
($1.06)
($1.09)
$5.30
2020
2021
2022
2023
2024
$0
$(2,000)
$(4,000)
$(6,000)
$(8,000)
$(10,000)
$(12,000)
$(14,000)
$(16,000)
TDOC
Net Loss ($000)

CEO CAP ($M) - GOREVIC, JASON	CEO CAP ($M) - MURTHY, MALA	CEO CAP ($M) - DIVITA, CHARLES

Average NEO CAP ($M)	TDOC Net Loss

Teladoc Health, Inc. Revenue vs. Compensation Actually Paid

Compensation Actually Paid ($M)
$60
$50
$40
$30
$20
$10
$0
$(10)
TDOC Revenue ($000)
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$54.67
$12.28
($4.49)
($1.41)
($2.76)
$3.61
$9.40
$3.70
($1.25)
($1.06)
($1.09)
$5.30
2020
2021
2022
2023
2024

CEO CAP ($M) - GOREVIC, JASON	CEO CAP ($M) - MURTHY, MALA	CEO CAP ($M) - DIVITA, CHARLES

Average NEO CAP ($M)	TDOC Revenue

2025 Proxy Statement	Teladoc Health	67

Compensation tables

Listed below are the financial performance measures which in our assessment represent the most important performance measures we use to link compensation actually paid for 2024 to our named executive officers to company performance.

	Measure	Explanation
Financial Measures	Revenue	Measures our top-line growth
Adjusted EBITDA
A non-GAAP measure that consists of net loss before net loss before provision for income taxes; other expense (income), net; interest income; interest expense; depreciation of property and equipment; amortization of intangible assets; restructuring costs; acquisition, integration, and transformation cost; goodwill impairment; and stock-based compensation

	Net Income	Measures our bottom-line growth

68	Teladoc Health	2025 Proxy Statement

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Proposal 3
Approve the amendment to the 2023 Incentive Award Plan
Board recommendation
The Board recommends for approval by our stockholders an amendment to our 2023 Incentive Award Plan to increase the number of shares available for issuance by 6,850,000 shares. Our continuing ability to offer equity incentive awards under the 2023 Incentive Award Plan is critical to our ability to attract, motivate and retain qualified personnel, particularly in light of the highly competitive market for employee talent in which we operate.
The Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal. Stockholder approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.
If stockholders approve this proposal, the amendment of the 2023 Incentive Award Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the amendment of the 2023 Incentive Award Plan described in this proposal will not take effect, and our 2023 Incentive Award Plan will continue to be administered in its current form. In such case, we will continue to grant equity incentive awards under the 2023 Incentive Award Plan until no capacity remains, and it may become necessary to increase cash compensation to replace any shortfall in available equity, which we do not believe is advisable or in stockholders’ best interests. The remainder of this discussion, when referring to the 2023 Incentive Award Plan, refers to the amended 2023 Incentive Award Plan as if this proposal is approved by our stockholders, unless otherwise specified or the context otherwise references the 2023 Incentive Award Plan prior to the amendment.
Background
The 2023 Incentive Award Plan was initially adopted by the Board in February 2023, and our stockholders approved it in May 2023. As described in more detail below, the initial share reserve under the 2023 Plan was 8,250,000 shares, plus an additional 5,892,187 shares that were available for grant under our 2015 Incentive Award Plan, the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan, the 2020 Incentive Award Plan, and the 2017 Inducement Plan (collectively, the “Prior Plans”) as of the date stockholders approved the 2023 Incentive Award Plan. In addition, any shares subject to outstanding awards under the 2023 Incentive Award Plan or, after the date stockholders approved the 2023 Incentive Award Plan, under the Prior Plans, that expire or are otherwise forfeited to, or repurchased by, the Company also become available for future grant under the 2023 Incentive Award Plan.
As discussed in our 2023 proxy statement, when we initially sought stockholder approval of the 2023 Incentive Award Plan at the 2023 annual meeting, we believed that the shares reserved for issuance under it following stockholder approval (along with shares becoming available for future grant due to forfeitures and cancellations) would be sufficient to enable us to continue to grant equity awards under the 2023 Incentive Award Plan for approximately one year. In fact, our disciplined approach in our equity-based compensation grant practices resulted in those shares lasting two years.
As of March 31, 2025, approximately 8,585,400 shares remained available for grant under the 2023 Incentive Award Plan and 2,621,709 shares remained available for grant under the 2023 Inducement Plan. The Board believes that additional shares are necessary to meet the Company’s anticipated equity compensation needs. The proposed share increase is expected to last approximately one year. This estimate is based on a forecast that takes into account our anticipated rate of hiring, an estimated range of our stock price over time and our historical forfeiture rates.

2025 Proxy Statement	Teladoc Health	69

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Reasons why you should vote in favor of the approval of the amendment to the 2023 Incentive Award Plan
Our Board recommends a vote for the approval of the amendment to the 2023 Incentive Award Plan because it believes the plan amendment is in the best interests of us and our stockholders for the following reasons.
•Our pay philosophy supports our business strategy. We offer a portfolio of services and solutions covering hundreds of medical subspecialties, bolstered by technology, artificial intelligence, machine learning and human expertise to provide an effective care experience that people value and trust. Our solution combines the latest in data science and analytics with an award-winning user experience through a set of highly flexible integrated technology platforms through business to business and direct to consumer channels. The success of our virtual care strategy is dependent on our ability to not only motivate and retain our talented team to achieve important goals, but also to recruit top talent. We believe that the ability, hard work and talent of our employees is a major reason for our leadership position in virtual care. As you consider the amendment to the 2023 Incentive Award Plan, we ask that you bear in mind that the innovation and proprietary technology necessary to effectively implement our virtual care strategy requires that we compete for talent with other healthcare and technology companies and in geographic regions (including Silicon Valley) where equity incentives are necessary to attract and retain critical employees. For example, the peer group of companies that compete with us for talent and is used by our Compensation Committee in determining executive compensation includes software and technology companies. Moreover, we compete for talent with companies much larger than we are and which are capable of offering very competitive pay programs.
Our compensation strategy, which has been consistently supported by our stockholders (as reflected in our most recent say-on-pay approval rates), has served us well, and our ability to continue to grant competitive equity compensation is critical to maintaining our momentum. Equity compensation is a fundamental element of our pay-for-performance compensation philosophy, which incentivizes employees throughout the organization to strive for stockholder value. For example, none of the PSUs granted with performance periods ending in 2024 were achieved, and therefore no shares were earned by our employees under those awards. Equity compensation also represents a significant portion of the total compensation for our key executives and is an important element of compensation for our directors. In 2024, approximately 92% of our CEO’s, and, on average, approximately 71% of our other named executive officers’ target total direct compensation consisted of equity compensation. Moreover, for our regular annual equity grants to our executives in 2024, approximately half were performance-based awards. We believe the high percentage of compensation paid in the form of equity awards aligns the interests of our executives and directors strongly with those of our stockholders.
•Equity compensation attracts and retains talent. As discussed in the section titled “Compensation Discussion and Analysis” above, our overall compensation objective is to compensate our employees in a manner that encourages them to take a long-term outlook and provides them with an incentive to manage Teladoc Health from the perspective of an owner with an equity stake in the business. Our employees are our most valuable asset, and we strive to provide them with compensation packages that are competitive, that reward individual and Company performance and that help meet our retention needs. Because the ultimate value of equity awards depends on our stock performance combined with continued service over time, they help achieve these objectives and are a key element of our compensation program. Equity awards also incentivize our employees to manage our business as owners, aligning their interests with those of our stockholders. We believe we must continue to use equity compensation somewhat broadly to help attract, retain and motivate our employees to continue to grow our business, develop new products and ultimately increase stockholder value.
•Approval is necessary to continue an equity-based compensation program. We currently forecast granting equity awards representing approximately 7.4 million shares over a one-year period, or approximately 4.2% of our common stock outstanding as of March 31, 2025. We also anticipate share forfeitures and cancellations of approximately 1.9 million shares over this period, based on our historic rates. As described above, the 2023 Incentive Award Plan had 8,585,400 shares available for grant as of March 31, 2025. In addition, our 2023 Inducement Plan allows us to grant awards only to new employees as a material inducement to their joining the Company from its separate share pool. We believe additional shares should be reserved for issuance under our 2023 Incentive Award Plan to meet our estimated near-term equity compensation needs. We operate in a highly competitive industry and geography for employee talent and do not expect required rates of compensation to decline. If our stockholders do not approve the amendment to the 2023 Incentive Award Plan, we may have to shift to a long-term compensation program that is heavily paid in cash for both our employees and directors, which would less closely align with the interests of our stockholders and negatively impact our cash management and operating expenses, which in turn could adversely affect or business strategy and results. We believe that a combination of equity and cash compensation is better for attracting, retaining and motivating employees, particularly in light of the highly innovative and competitive industry in which we operate. Furthermore, we do not believe a more cash-oriented program would have the same long-term retention value or serve to align employees’ interests to those of our stockholders as effectively as a program that includes equity.

70	Teladoc Health	2025 Proxy Statement

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

•We manage our equity-based compensation program thoughtfully. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward and retain high-performing employees. Our run rate, which we define as the number of equity awards granted divided by the weighted average shares of common stock outstanding, has decreased from 5.43% for 2022 to 4.56% for 2024 (see chart on page 72 for detailed calculations of our run rates). For 2025, based on grants made to date and current projections for the remainder of the year, we project that our run rate will be approximately 4%. Our CEO transition in 2024 also led to a higher than expected run rate for 2024 because it effectively included multiple CEO grants, including the special, one-time grant to Mr. Divita in June 2024 in connection with his appointment, the regular annual grant to Mr. Gorevic in March 2024 prior to his departure, as well as a special grant to Ms. Murthy in April 2025 for serving as acting CEO prior to Mr. Divita’s appointment. We expect that the run rate will decrease in subsequent years. Without such award to Mr. Divita, our run rate in fiscal year 2024 would have been 3.74%. We are also mindful of the ratio of our stock-based compensation expense to our revenues over time. Our total stock-based compensation expense has decreased from $217.9 million in 2022 to $146.0 million in 2024. We believe our equity usage strikes the correct balance between retaining employees in a very competitive industry and responsibly managing dilution levels, and we will continue to monitor our equity usage.
•The amendment reflects a modest request. As noted, we expect the proposed share increase to last approximately one year. We are intentionally seeking approval of a number of shares that will last for a relatively shorter duration to allow our stockholders the opportunity to reevaluate our equity compensation strategies in the near term.
•Our stockholders have historically supported our compensation practices. Since we held our first say-on-pay advisory vote in 2018, stockholders have demonstrated strong support for our compensation programs, including approximately 96% support at our 2024 annual meeting. Our compensation program and philosophy has not changed in any material way since this 2024 vote. The amendment to the 2023 Incentive Award Plan is necessary to maintain those compensation practices and support our growth strategies.
•Strong governance practices. The 2023 Incentive Award Plan incorporates the following favorable corporate governance practices that protect the interests of our stockholders:
•Minimum vesting condition. The 2023 Incentive Award Plan provides that awards will have a minimum vesting period of one year following the date of grant (the “Minimum Vesting Condition”), with narrow exceptions, which we believe strengthens our employees’ interest in creating long-term value for our stockholders.
•No “evergreen” provision. The number of shares of our common stock available for issuance under the 2023 Incentive Award Plan is fixed and will not adjust automatically based upon the number of shares outstanding.
•Dividends or dividend equivalents subject to restrictions. Dividends or dividend equivalents, if any, paid on any equity awards are subject to the same vesting requirements as the underlying award.
•Stock options and stock appreciation rights are not discounted. The 2023 Incentive Award Plan prohibits granting stock options with exercise prices or stock appreciation rights (“SARs”) with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.
•No repricing or exchange without stockholder approval. The 2023 Incentive Award Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions involving the Company.
•Material amendments require stockholder approval. Material changes to the 2023 Incentive Award Plan, including increasing the number of shares authorized for issuance and repricing of stock options and SARs require stockholder approval.
•No liberal share counting provisions. The following types of shares will not again be available for issuance under the 2023 Incentive Award Plan: (i) shares withheld to cover the exercise price or strike price of awards, (ii) shares withheld to cover the payment of taxes with respect to any award, (iii) shares subject to SARs that are not issued in connection with the stock settlement of the SAR on exercise thereof and (iv) shares purchased by us on the open market with the cash proceeds from the exercise of options.
•“Clawback” provision. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act of 2002 and Section 954 of the Dodd Frank Act), awards shall be subject to clawback, forfeiture or similar requirement. Awards to executive officers are also subject to our clawback policy, which requires the recoupment of certain excess incentive compensation in the event of a material restatement of our financial statements.
•No tax gross-ups. No participant is entitled under the 2023 Incentive Award Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the plan.

2025 Proxy Statement	Teladoc Health	71

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Historical equity award information
Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2023 Incentive Award Plan is currently 8,250,000 shares, plus the number of shares remaining available for future grant under the Prior Plans as of the effective date of the 2023 Incentive Award Plan and any shares forfeited under Prior Plans following the effective date of the 2023 Incentive Award Plan. The amendment to the 2023 Incentive Award Plan would increase the total aggregate number of shares of common stock reserved and available for awards by 6,850,000 shares of common stock. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the 2023 Incentive Award Plan.
When determining the number of shares authorized for issuance under the 2023 Incentive Award Plan, our Board and Compensation Committee carefully considered the potential dilution to our current stockholders as measured by our “run rate,” “overhang” and projected future share usage.
Run Rate. Our three-year average run rate of 5.12% reflects the importance of equity incentive compensation as part of our total compensation and our commitment to aligning our equity compensation program with the interests of our stockholders. While we provide a platform for healthcare services, our operations, and by extension our talent profile and compensation arrangements, more closely resemble those of a technology company with higher levels of equity compensation required to compete for talent. This three-year average run rate has decreased from 6.24% when the 2023 Incentive Award Plan was initially approved by stockholders in 2023.

Run Rate
Year	Stock Options Granted	Full-Value Awards Granted (RSUs)	PSUs Awarded(1)	Total Awards Granted	PSUs Vested	Weighted Average Common Shares Outstanding	Run Rate(2)
2024	32,477	5,659,297	2,090,062	7,782,736	273,838	170,564,088	4.56%
2023	276,273	7,518,577	1,014,443	8,809,293	117,966	164,578,219	5.35%
2022	1,530,665	6,724,893	511,107	8,766,665	199,066	161,457,123	5.43%
Three-Year Average Run Rate							5.12%
(1)Includes performance stock units at target.
(2)Run rate is calculated by dividing the number of awards granted by our weighted average shares of common stock outstanding.
In connection with the Company’s CEO transition during 2024, including the appointment of Mr. Divita on June 10, 2024, we issued 939,849 PSUs and 469,924 RSUs to him under the 2023 Inducement Plan. In addition to this special, one-time grant in 2024, our run rate in 2024 also reflects the regular annual grant to Mr. Gorevic in March 2024 prior to his departure, as well as a special grant to Ms. Murthy in April 2025 for serving as acting CEO prior to Mr. Divita’s appointment. For 2025, based on grants made under the 2023 Incentive Award Plan to date and current projections for the remainder of the year, we project that our run rate will be approximately 4.1%.

72	Teladoc Health	2025 Proxy Statement

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Overhang. We are committed to limiting stockholder dilution from our equity compensation programs. As of February 28, 2025, excluding shares of our common stock available for issuance under our Employee Stock Purchase Plan, our overhang was 13.8%, and if the amendment to the 2023 Incentive Award Plan is approved by our stockholders, our overhang is expected to be 16.7%. We calculate “overhang” as the total of  (a) shares underlying outstanding awards at target plus shares available for issuance for future awards, divided by (b) the total number of shares outstanding, including shares underlying outstanding awards and shares available for issuance under future awards.

Stock Options
As of	Number Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Term (years)	Total Full-Value Awards Outstanding	Shares Available(1)	Total Shares Within Plans(1)	Common Shares Outstanding	Diluted Common Shares Outstanding (i.e., Total Shares Within Plans + Common Shares Outstanding)(1)	Total Equity Dilution(1)
February 28, 2025	2,220,112	$28.18	3.95	7,581,785	18,056,194	27,858,091	173,673,577	201,531,668	13.8%
Additional Shares Requested	—	—	—	—	6,850,000	6,850,000	—	6,850,000	—
February 28, 2025 (incl. additional shares requested)	2,220,112	$28.18	3.95	7,581,785	24,906,194	34,708,091	173,673,577	208,381,668	16.7%
(1)The amount disclosed excludes shares of our common stock available for issuance under our Employee Stock Purchase Plan.
Based on a reasonable expectation of future equity usage, we believe the number of additional shares being requested for authorization under the amendment to the 2023 Incentive Award Plan will last for approximately one year. We are intentionally seeking approval of a number of shares that will last for a relatively shorter duration to allow our stockholders the opportunity to re-evaluate our equity compensation strategies in the near term.
Summary of the 2023 Incentive Award Plan
The following summary of the material features of the 2023 Incentive Award Plan is qualified in its entirety by reference to the complete text of the proposed amendment to the 2023 Incentive Award Plan set forth in Annex B and the complete text of the 2023 Incentive Award Plan filed as an exhibit to our Annual Report on Form 10-K.
Effective Date. The 2023 Incentive Award Plan will expire on May 25, 2033.
Administration. Our Compensation Committee has full discretion to administer and interpret the 2023 Incentive Award Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Incentive Award Plan and to adopt, alter and repeal rules, regulations, guidelines and practices relating to the 2023 Incentive Award Plan as it deems necessary or advisable, or to comply with any applicable law and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Any employees (approximately 5,500 individuals as of December 31, 2024), directors (currently 9 individuals), or consultants of the Company or its Affiliates are eligible for awards under the 2023 Incentive Award Plan, or other individuals approved by the Compensation Committee. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2023 Incentive Award Plan. No non-employee director may be granted awards having an aggregate maximum value at the date of grant, together with any cash fees payable to such non-employee director, in excess of  $650,000, except in extraordinary circumstances as determined by the Compensation Committee.

2025 Proxy Statement	Teladoc Health	73

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Number of Shares Authorized. The 2023 Incentive Award Plan currently provides for an aggregate of 8,250,000 shares of our common stock, plus the number of shares remaining available for future grant under the Prior Plans as of the effective date of the 2023 Incentive Award Plan and the number of shares of our common stock issued under any of the Prior Plans as of the effective date that is thereafter forfeited, canceled, expires, terminates, otherwise lapses or is settled in cash, in whole or in part, without the delivery of shares of our common stock to be available for awards under the 2023 Incentive Award Plan. The amendment to the 2023 Incentive Award Plan would increase the total aggregate number of shares of common stock reserved and available for awards by 6,850,000 shares of common stock. No more than 8,250,000 shares of our common stock may be issued with respect to incentive stock options under the 2023 Incentive Award Plan.
Shares of our common stock subject to awards are generally unavailable for future grant unless such awards are subsequently terminated, canceled or forfeited without the participant having benefited therefrom; provided that, in no event shall shares used in payment of the exercise price or strike price of an award or any taxes required to be withheld in respect of an award, shares subject to SARs that are not issued in connection with the stock settlement of the SAR on exercise thereof and shares purchased by the Company on the open market with the cash proceeds from the exercise of options again be available for issuance under the 2023 Incentive Award Plan. If there is any change in our corporate capitalization (as discussed below), the Compensation Committee, in its sole discretion, may make substitutions or adjustments to (i) the number of shares reserved for issuance under the 2023 Incentive Award Plan, (ii) the number of shares covered by awards then outstanding under the 2023 Incentive Award Plan, (iii) the limitations on awards under the 2023 Incentive Award Plan, (iv) the exercise price or strike price of outstanding options or SARs, respectively, and (v) such other equitable substitution or adjustments as it may determine appropriate.
Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of  (a) a dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or sale or exchange of common stock or other securities of the Company, change in control, issuance of warrants or other rights to purchase common stock or other securities of the Company, other similar corporate transaction or event, or (b) unusual or nonrecurring events affecting the Company or any of its affiliates, or the financial statements of such entities, or changes in applicable rules, rulings or regulations or other requirements of any governmental body or securities exchange, accounting principles or laws, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.
Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock, RSUs and other stock-based awards, or any combination of the foregoing. Awards may be granted under the 2023 Incentive Award Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company (whether directly or indirectly) or with which the Company combines (“Substitute Awards”). All types of awards shall be subject to the terms and conditions established by the Compensation Committee and specified in an award agreement.
Stock Options. The Compensation Committee is authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2023 Incentive Award Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option” and such option has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code.
Under the terms of the 2023 Incentive Award Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant (except with respect to Substitute Awards, as provided for in the 2023 Incentive Award Plan). Options granted under the 2023 Incentive Award Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2023 Incentive Award Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent, and/or shares of our common stock valued at the fair market value at the time the option is exercised, or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) in other property having a fair market value on the date of exercise equal to the exercise price, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted “cashless exercise,” or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of our common stock will be settled in cash.

74	Teladoc Health	2025 Proxy Statement

Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Stock Appreciation Rights. The Compensation Committee is authorized to award SARs under the 2023 Incentive Award Plan. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares, or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2023 Incentive Award Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. Except as otherwise provided by the Compensation Committee in the case of Substitute Awards, the strike price per share of our common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant.
Restricted Stock. The Compensation Committee is authorized to award restricted stock under the 2023 Incentive Award Plan. Restricted stock constitutes an immediate transfer of the ownership of our common stock to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer determined by the Compensation Committee for a period of time determined by the Compensation Committee.
RSUs. The Compensation Committee is authorized to award RSUs. Awards of RSUs shall be subject to the terms and conditions established by the Compensation Committee and specified in an award agreement. Unless the Compensation Committee determines otherwise as specified in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the RSUs are to be earned, then any unvested units will be forfeited. Unless the Compensation Committee determines otherwise as specified in an award agreement, upon the expiration of the period of time over which the RSUs are to be earned, the participant will receive one share of our common stock for each outstanding RSU or, at the Compensation Committee’s election, an amount in cash equal to the fair market value of the aggregate number of shares of our common stock as of the expiration date of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any withholding taxes. To the extent provided in an award agreement, the holder of outstanding RSUs may be entitled to be paid currently or credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of our common stock) either in cash or, at the sole discretion of the Compensation Committee, in shares of our common stock having a fair market value equal to the amount of such dividends, which accumulated dividend equivalents shall be payable at the same time as the underlying RSUs are settled following the release of restrictions on such RSUs and, if such RSUs are forfeited, the participant will have no right to such dividend equivalent payments.
Other Stock-Based Awards. The Compensation Committee is authorized to grant rights to receive grants of awards at a future date or other awards denominated in shares of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Performance Compensation Awards. The Compensation Committee may grant any award under the 2023 Incentive Award Plan that is subject to the achievement of performance objectives selected by the Compensation Committee in its sole discretion, including without limitation, any one or more of  (or any combination of) the following performance criteria for the Company (and/or one or more of its affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing):
•net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization and non-cash equity-based compensation expense);
•gross or net sales or revenue or sales or revenue growth;
•net income (either before or after taxes) or adjusted net income;
•profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin;
•budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus);
•cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital;
•cost of capital; return on stockholders’ equity;
•total stockholder return; return on sales;
•costs, reductions in costs and cost control measures;
•expenses;
•working capital;
•earnings or loss per share;

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•adjusted earnings or loss per share;
•price per share or dividends per share (or appreciation in or maintenance of such price or dividends);
•regulatory achievements or compliance;
•implementation, completion or attainment of objectives relating to research, development, regulatory, commercial or strategic milestones or developments;
•market share; economic value or economic value added models;
•division, group or corporate financial goals; individual business objectives;
•production or growth in production;
•reserves or added reserves;
•growth in reserves per share;
•inventory growth;
•environmental, health and/or safety performance;
•effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction / growth;
•customer service;
•employee satisfaction;
•recruitment and maintenance of personnel;
•human resources management;
•supervision of litigation and other legal matters;
•strategic partnerships and transactions;
•financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions;
•sales-related goals;
•financing and other capital raising transactions;
•cash on hand;
•acquisition activity;
•investment sourcing activity; and
•marketing initiatives.
Any of the performance criteria can be stated as a percentage of another performance criteria or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operations or business units, divisions, product lines, asset classes, brands, or administrative departments or any combination thereof, as the Compensation Committee deems appropriate. Performance criteria may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or stock market indices. The performance criteria may also be subject to a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made. The Compensation Committee has the authority to make equitable adjustments to the performance criteria, as may be determined by the Compensation Committee at any time, in its sole discretion.
The Compensation Committee may also specify adjustments or modifications to be made to the calculation of the performance criteria for such performance period, based on and in order to appropriately reflect the following events: (i) restructurings, discontinued operations, extraordinary items and other unusual, infrequently occurring or non-recurring charges or events, (ii) asset write-downs, (iii) litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, (vii) foreign exchange gains and losses, (viii) a change in the fiscal year of the Company, (ix) the refinancing or repurchase of bank loans or debt securities, (x) unbudgeted capital expenditures, (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (xii) conversion of some or all of convertible securities to common stock, (xiii) any business

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interruption event, (xiv) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles or (xv) the effect of changes in other laws or regulatory rules affecting reported results.
Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of an award subject to performance criteria only to the extent that (i) the performance criteria for such period are achieved and (ii) all or some of the portion of such participant’s award has been earned for the performance period based on the application of the relevant performance formula to the achieved performance goals.
Minimum Vesting Condition. Awards granted under the 2023 Incentive Award Plan will vest over a minimum period of not less than one year following the date of grant, with specified exceptions in the event of a participant’s death or “disability” or a “change in control” (as such terms are defined in the 2023 Incentive Award Plan). In addition, the Compensation Committee may grant up to 5% of the shares authorized under the 2023 Incentive Award Plan that are not subject to the Minimum Vesting Condition. For the avoidance of doubt, any shares of our common stock granted to the Company’s non-employee directors shall not be subject to the Minimum Vesting Condition as such grants are based on service for the year.
Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.
Amendments and Termination. The 2023 Incentive Award Plan has a term of ten years. The Board of Directors may amend, suspend, or terminate the 2023 Incentive Award Plan at any time; provided that, stockholder approval to amend the 2023 Incentive Award Plan may be necessary if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2023 Incentive Award Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of our common stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant’s right under any award will not be effective with respect to such award without the consent of the affected participant.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder, or beneficiary; and provided further that, without stockholder approval, (a) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR; (b) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price), and no option or SAR may be exchanged for cash or another award in a manner which would either (i) be reportable on the Company’s proxy statement as options which have been “repriced” (as such term is used in regulations promulgated under the Exchange Act), or (ii) result in any “repricing” for financial statement reporting purposes (or otherwise cause the award to fail to qualify for equity accounting treatment) and (c) the Compensation Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which our common stock is listed or quoted. However, stockholder approval is not required with respect to clauses (a), (b) and (c) above for any action specifically permitted by Article VIII (Adjustments for Changes in Common Stock and Certain Other Events) of the 2023 Incentive Award Plan. In addition, none of the requirements described in the preceding clauses (a), (b) and (c) can be amended without stockholder approval.
U.S. federal income tax consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2023 Incentive Award Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (a) two years from the date of grant of the option, or (b) one year from the date of exercise of the option. Holders of incentive stock options will generally incur

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Proposal 3―Approve the amendment to the 2023 Incentive Award Plan no federal income tax liability at the time of grant or upon exercise of such options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, the Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of  $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
SARs. No income will be recognized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
RSUs. A participant will not be subject to tax upon the grant of an RSU award. Rather, upon the delivery of shares or cash pursuant to an RSU award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation paid to certain current and former executive officers in excess of  $1,000,000 per year per such officer.
Section 409A of the Code. Section 409A of the Code provides that “deferred compensation” must comply with specified rules to avoid being subject to a 20% tax plus, in certain cases, an additional interest charge.
Importance of Consulting a Tax Advisor. The foregoing discussion is a summary only and does not purport to be complete. In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of any award.

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Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Interests of certain persons in the action taken
Each of our directors and executive officers is a potential recipient of awards under the 2023 Incentive Award Plan. While as of the date this proxy statement is first sent to stockholders our Board and the Compensation Committee have not committed to grant any awards to any director or executive officer not otherwise disclosed herein, we expect that the Board and Compensation Committee will grant awards to such participants in accordance with the 2023 Incentive Award Plan and our current compensation policies.
Equity compensation plan information
The following table sets forth certain information as of December 31, 2024, with respect to compensation plans under which shares of our common stock may be issued:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights(1) ($)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (#)
Equity compensation plans approved by security holders(2)	8,027,498	(3)	28.22	14,882,282	(4)
Equity compensation plans not approved by security holders(5)	4,981,931	(6)	29.95	709,607	(7)
Total	13,009,429		28.56	15,591,889
(1)As of December 31, 2024, the weighted-average exercise price of outstanding options under the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan (as amended, the “Prior Stock Incentive Plan”) was $9.00, the weighted-average exercise price of outstanding options under the 2015 Incentive Award Plan was $28.59, the weighted-average exercise price of outstanding options under the 2017 Inducement Plan was $49.03, the weighted-average exercise price of outstanding options under the 2020 Incentive Award Plan was $41.01, the weighted-average exercise price of outstanding options under the 2023 Incentive Award Plan was $21.11, the weighted-average exercise price of outstanding options under the 2023 Inducement Plan was $18.77 and the weighted-average exercise price of outstanding options under the Livongo 2014 Plan (as defined below) was $4.67. These amounts do not take into consideration the shares issuable upon vesting of outstanding RSUs or PSUs, which have no exercise price.
(2)Consists of the Prior Stock Incentive Plan, the 2015 Incentive Award Plan, the 2023 Incentive Award Plan and the Employee Stock Purchase Plan.
(3)Includes 8,577 outstanding options to purchase stock under the Prior Stock Incentive Plan, 1,846,919 outstanding options to purchase stock under the 2015 Incentive Award Plan, 126,582 shares subject to outstanding PSUs under the 2015 Incentive Award Plan (which number includes the number of shares actually earned under the PSUs for which the performance period ended on December 31, 2024 and the maximum number of shares that may be earned under the PSUs for which the performance period ends after December 31, 2024) and 1,079,251 outstanding RSUs (excluding the PSUs) under the 2015 Incentive Award Plan, 72,126 outstanding options to purchase stock under the 2023 Incentive Award Plan, 755,418 shares subject to outstanding PSUs under the 2023 Incentive Award Plan (which number includes the number of shares actually earned under the PSUs for which the performance period ended on December 31, 2024 and the maximum number of shares that may be earned under the PSUs for which the performance period ends after December 31, 2024) and 4,138,625 outstanding RSUs under the 2023 Incentive Award Plan.
(4)As of December 31, 2024, a total of 12,673,191 shares of stock were available for issuance under the 2023 Incentive Award Plan, a total of 2,209,091 shares of stock were available for issuance (of which no shares were subject to outstanding purchase rights) under our Employee Stock Purchase Plan and no shares of stock were available for issuance under the Prior Stock Incentive Plan or the 2015 Incentive Award Plan.
(5)Consists of the 2023 Inducement Plan, the 2017 Inducement Plan, the 2020 Incentive Award Plan and the Livongo Health, Inc. Amended and Restated 2014 Stock Incentive Plan (the “Livongo 2014 Plan”). In connection with the Livongo merger in October 2020, we assumed the Livongo 2014 Plan.
(6)Includes 130,052 outstanding options to purchase stock under the 2023 Inducement Plan, 2,349,623 shares subject to outstanding PSUs under the 2023 Inducement Plan (which number includes the maximum number of shares that may be earned under the PSUs for which the performance period ends after December 31, 2024) and 807,596 outstanding RSUs under the 2023 Inducement Plan, 208,830 outstanding options to purchase stock and 1,349,805 outstanding RSUs under the 2020 Incentive Award Plan, 58,182 outstanding options under the 2017 Inducement Plan and 77,843 outstanding options to purchase stock under the Livongo 2014 Plan. As of December 31, 2024, no shares of stock were available for issuance under the 2020 Incentive Award Plan, the 2017 Inducement Plan or the Livongo 2014 Plan.
(7)As of December 31, 2024, a total of 709,607 shares of stock were available for issuance under the 2023 Inducement Plan.

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Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Summary of the 2023 inducement plan
Our Board adopted the 2023 Inducement Plan on July 24, 2023, to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities. The 2023 Inducement Plan was amended on June 10, 2024 and on February 20, 2025, to increase the number of shares issuable thereunder. The 2023 Inducement Plan was adopted by the Board without stockholder approval pursuant to NYSE Rule 303A.08. As required under NYSE Rule 303A.08, awards under the 2023 Inducement Plan may only be made to a new employee or to a rehired employee following a bona fide period of interruption of employment if the award is a material inducement to the employee’s entering into employment with the Company or its subsidiaries. The 2023 Inducement Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 5,500,000 shares of our common stock have been reserved for issuance under the 2023 Inducement Plan. If an award under the 2023 Inducement Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the 2023 Inducement Plan. Further, shares delivered to satisfy the purchase price or tax withholding obligation for any award other than an option or SAR will again be available for new grants under the 2023 Inducement Plan.
New plan benefits
The types and amounts of benefits that will be awarded under the 2023 Incentive Award Plan are not currently determinable, except as noted below with respect to our non-employee directors. Awards granted under the 2023 Incentive Award Plan are within the discretion of the Compensation Committee, and the Committee has not determined future awards or who might receive them. For information regarding our recent practices with respect to equity-based compensation, please see the “Grants of Plan-Based Awards Table,” which includes certain information regarding awards granted to our named executive officers during 2024.
The following table shows equity awards granted to executive officers and non-employee directors in 2024.

Name and Position	Number of Stock Options (#)	Number of RSUs (#)	Target # of PSUs
Charles Divita, III Chief Executive Officer	—	469,924	939,849
Mala Murthy Chief Financial Officer; Former Acting Chief Executive Officer and Principal Financial Officer	—	148,757	148,757
Adam C. Vandervoort Chief Legal Officer and Secretary	—	64,200	64,200
Kelly Bliss President, U.S. Group Health	—	58,300	58,300
Carlos Nueno President, International	—	54,675	54,675
Jason Gorevic Former Chief Executive Officer	—	197,728	197,728
Laizer Kornwasser Former President, Enterprise Growth & Global Markets	—	102,100	102,100
Michael Waters Former Chief Operating Officer	—	87,500	87,500
All Current Executive Officers as a Group	—	808,356	1,278,281
Non-Employee Director Group	—	139,736	—
Non-Executive Officer Employee Group	32,477	4,078,877	426,848

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Proposal 3―Approve the amendment to the 2023 Incentive Award Plan

Under our Non-Employee Director Compensation Program, we are obligated to grant to each new non-employee director an initial award of RSUs having a value equal to $250,000, and an annual grant of RSUs to each continuing non-employee director having a value equal to $200,000. In 2025, the following equity grants are expected to be made to our non-employee directors pursuant to our Non-Employee Director Compensation Program:

Teladoc Health, Inc. 2023 Incentive Award Plan
Name and Position	Dollar Value ($)
Non-Employee Director Group	$1,600,000
Our executive officers have a financial interest in this proposal because the Compensation Committee may select one or more of our executive officers as eligible to receive grants under the 2023 Incentive Award Plan.
Vote required and Board of Directors’ recommendation
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the amendment to the 2023 Incentive Award Plan.

Your Board of Directors recommends that you vote FOR the amendment to the 2023 Incentive Award Plan.

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Audit matters

Proposal 4
Ratification of the appointment of the independent registered public accounting firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accountants retained to audit our financial statements. In accordance with its charter, the Committee has appointed Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2025, and has unanimously approved and recommended that the stockholders ratify such appointment.
Ernst & Young LLP audited our annual financial statements for the year ended December 31, 2024. In determining whether to reappoint the independent registered public accountants, the Audit Committee considers the length of time the firm has been engaged, the quality of the discussions with the independent registered public accountants and its annual assessment of the past performance of both the lead audit partner and Ernst & Young LLP. The Committee is responsible for the negotiation of audit fees associated with our retention of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they so desire. The Committee is responsible for selecting our independent registered public accounting firm and neither our Certificate of Incorporation nor our Bylaws require approval or ratification of such selection by our stockholders. The Board believes, however, that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Committee in its discretion may select a different public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.

Your Board of Directors recommends that you vote FOR ratifying the appointment of the independent registered public accounting firm.

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Audit matters

Audit and non-audit fees
The following table sets forth fees for services Ernst & Young LLP provided to Teladoc Health during 2024 and 2023:

	Fiscal year ended December 31,
E&Y fees	2024 ($)	2023 ($)
Audit fees(1)	$4,121,804	$4,478,952
Audit-related fees(2)	—	240,000
Tax fees(3)	90,072	105,009
All other fees(4)	17,059	41,583
Total	$4,228,935	$4,865,544
(1)AUDIT FEES. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, statutory audits, the review of our quarterly consolidated financial statements, consultations on accounting matters directly related to the audit and comfort letters, consents and assistance with and review of documents filed with the SEC.
(2)AUDIT-RELATED FEES. Consist of aggregate fees for due diligence related to mergers and acquisitions and point-in-time system pre-implementation review that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”
(3)TAX FEES. Consist of aggregate fees for tax compliance, tax advice, tax diligence and tax planning services.
(4)ALL OTHER FEES. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.
The Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.
In addition, in the event time constraints require pre-approval prior to the Audit Committee’s next scheduled meeting, the Committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the Committee at its next scheduled meeting.
The Audit Committee pre-approved all services performed since our pre-approval policy was adopted.

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Audit matters

Audit committee report
This report is submitted by the Audit Committee of the Board of Teladoc Health. The Audit Committee consists of the four directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules of the New York Stock Exchange. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. The Board has designated Mr. Shedlarz and Ms. Jacobson as “audit committee financial experts,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board and available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The Audit Committee has reviewed the Company’s consolidated financial statements for 2024 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of Ernst & Young LLP its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2024 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.
AUDIT COMMITTEE
David L. Shedlarz (Chairman)
J. Eric Evans
Thomas G. McKinley
Catherine A. Jacobson

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Stock ownership matters
Securities ownership of certain beneficial owners and management
Directors and executive officers
The following table sets forth the amount of our common stock beneficially owned as of March 27, 2025 (except as otherwise noted below), by each director or director-nominee, each named executive officer included in the 2024 Summary Compensation Table, and all directors, director-nominees and current executive officers as a group. Beneficial ownership is determined in accordance with applicable rules of the SEC. Unless otherwise indicated, beneficial ownership is direct, and the person listed has sole voting and investment power.
The address of each individual named in the table below is c/o Teladoc Health, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577.

Name of beneficial owner	Shares	Options(1)	RSUs(1)	Total	Percent of class(2)
Kelly Bliss	45,384	57,149	—	102,533	*
Charles Divita, III	—	—	—	—	*
J. Eric Evans(3)	6,097	—	—	6,097	*
Sandra L. Fenwick(4)	40,432	—	—	40,432	*
Jason Gorevic(5)	653,073	400,116	—	1,053,189	*
Catherine A. Jacobson	20,400	—	17,467	37,867	*
Laizer Kornwasser(6)	99,929	—	—	99,929	*
Thomas G. McKinley(7)	39,077	—	17,467	56,544	*
Mala Murthy	116,309	174,039	12,652	303,000	*
Carlos Nueno	12,891	45,718	—	58,609	*
Kenneth H. Paulus(8)	—	14,647	—	14,647	*
David L. Shedlarz(9)	14,813	4,082	17,467	36,362	*
Mark Douglas Smith, M.D., MBA(10)	8,355	8,132	—	16,487	*
David B. Snow, Jr.(11)	118,579	33,720	17,467	169,766	*
Adam C. Vandervoort	64,308	90,637	—	154,945	*
Michael Waters(12)	78,309	—	—	78,309	*
All directors, nominees for director and current executive officers as a group (14 persons)	486,645	453,001	82,520	1,022,166	0.58%
(1)Reflects the number of shares that could be acquired within 60 days of March 27, 2025, through the exercise of stock options and vesting of RSUs, as applicable. The shares are excluded from the column headed “Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”
(2)Based on 175,277,825 shares outstanding on March 27, 2025, and assuming the exercise of options and vesting of RSUs reported in the table, as applicable to the calculation.
(3)Excludes 17,467 RSUs deferred pursuant to the Deferred Compensation Plan.
(4)Includes 28,362 shares held by the Geoffrey L. Fenwick Family Irrevocable Trust for the benefit of Ms. Fenwick’s children and for which Ms. Fenwick and her spouse serve as co-trustees and share voting and investment power. Excludes 35,665 RSUs deferred pursuant to the Deferred Compensation Plan.
(5)The number of shares reported for Mr. Gorevic is as of April 5, 2024, the date of his termination by the Company.

2025 Proxy Statement	Teladoc Health	85

Stock ownership matters

(6)The number of shares reported for Mr. Kornwasser is as of August 2, 2024, his last day with the Company.
(7)Excludes 1,965 RSUs deferred pursuant to the Deferred Compensation Plan.
(8)Excludes 41,691 RSUs deferred pursuant to the Deferred Compensation Plan.
(9)Excludes 10,329 RSUs deferred pursuant to the Deferred Compensation Plan.
(10)Excludes 35,371 RSUs deferred pursuant to the Deferred Compensation Plan.
(11)Includes 52,000 shares held by the David B. Snow, Jr. Irrevocable Trust dated December 12, 2012 for the benefit of Mr. Snow’s children and for which Mr. Snow’s spouse serves as trustee.
(12)The number of shares reported for Mr. Waters is as of September 25, 2024, the date on which he ceased to be an executive officer of the Company.
*      Represents less than 1% of the outstanding common stock.
Significant stockholders
The following table lists certain persons known by us to own beneficially more than 5% of the outstanding shares of our common stock as of March 27, 2025. Beneficial ownership is determined in accordance with applicable rules of the SEC. Except as set forth below, and to the best of our knowledge, no other person (or persons acting in concert) owns beneficially more than 5% of our common stock.

	Number of shares	Percent of class(1)
BlackRock, Inc.(2)	18,223,017	10.40%
The Vanguard Group(3)	17,514,904	9.99%
Point72 Asset Management, L.P.(4)	12,466,471	7.11%
(1)Based on 175,277,825 shares outstanding on March 27, 2025.
(2)BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC on November 12, 2024. BlackRock reports that it has sole power to dispose of 18,223,017 shares and sole power to vote 17,577,808 shares. BlackRock’s address is 50 Hudson Yards, New York, NY 10001. Information regarding beneficial ownership of Teladoc Health common stock by BlackRock is included herein in reliance on the aforementioned Schedule 13G.
(3)The Vanguard Group (“Vanguard”) filed an amended Schedule 13G with the SEC on February 13, 2024. Vanguard reports that it has shared power to dispose of 231,075 shares, shared power to vote with respect to 63,006 shares, and sole power to dispose of 17,283,829 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Information regarding beneficial ownership of Teladoc Health common stock by Vanguard is included herein in reliance on the aforementioned amended Schedule 13G.
(4)Point72 Asset Management, L.P. (“Point72 Asset Management”) filed an amended Schedule 13G with the SEC on February 14, 2025. Point72 Asset Management reports that it, Point72 Capital Advisors, Inc. (“Point72 Capital Advisors “) and Steven A. Cohen have shared power to dispose of and vote with respect to 12,466,471 shares. The address of the principal business office of Point72 Asset Management, Point72 Capital Advisors and Mr. Cohen is 72 Cummings Point Road, Stamford, CT 06902. Information regarding beneficial ownership of Teladoc Health common stock by Point72 Asset Management, Point72 Capital Advisors and Mr. Cohen is included herein in reliance on the aforementioned amended Schedule 13G.
Delinquent section 16(a) reports
Section 16(a) of the Exchange Act requires directors and certain officers of Teladoc Health and persons who own more than 10% of Teladoc Health common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Teladoc Health’s common stock. Such directors, officers and greater-than-10% stockholders are required to furnish Teladoc Health with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Teladoc Health is required to disclose in this proxy statement any late filings or failures to file.
Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Teladoc Health and written representations from certain reporting persons that no additional reports were required, Teladoc Health believes that its directors, reporting officers and greater-than-10% stockholders complied with all these filing requirements for the fiscal year ended December 31, 2024, except for: a Form 4 filed on October 4, 2024 reporting the grant of RSUs to Joseph Catapano, our Chief Accounting Officer, on October 1, 2024, which was filed late due to an administrative oversight.

86	Teladoc Health	2025 Proxy Statement

Information about the annual meeting and voting
Our Board is furnishing you this proxy statement in connection with the Annual Meeting.

When	Virtual meeting	Access to webcast	Record date
Webcast starts on: Thursday, May 22, 2025, at 2:00 p.m. EDT	Any stockholder can attend the Annual Meeting live via the Internet at: www.virtualshareholdermeeting.com/TDOC2025	Stockholders need a sixteen-digit control number to join the Annual Meeting	Stockholders of record at the close of business on March 27, 2025, may vote and submit questions while attending the Annual Meeting on the Internet

Items of business

1	Electing the director nominees
2	Approving, on an advisory basis, the compensation of our named executive officers
3	Approving the amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan
4	Ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025
5	Transacting such other business as may properly come before the meeting or any postponement(s) or adjournments(s)
Stockholders of record at the close of business on March 27, 2025, may vote and submit questions while attending the Annual Meeting on the Internet

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

2025 Proxy Statement	Teladoc Health	87

Information about the annual meeting and voting

Why am I receiving this proxy statement?
Teladoc Health is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock at the close of business on March 27, 2025, the record date for the Annual Meeting, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.
Why is the Annual Meeting being webcast?
The Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of stockholders possible and to save costs relative to holding a physical meeting. Technical assistance will be available for stockholders who experience an issue accessing the Annual Meeting. Contact information for technical support will appear on the Annual Meeting website prior to the start of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the SEC, we are permitted to furnish proxy materials, including this proxy statement and our 2024 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials. If you vote by Internet or telephone, please do not also mail your proxy card.
Who is entitled to vote?
The record date for the meeting is March 27, 2025. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is Teladoc Health common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 175,277,825 shares of our common stock outstanding.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting.
Am I entitled to vote if my shares are held in “street name”?
If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee, as the record holder, along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. We encourage you to provide specific instructions to your broker by returning your proxy card or by voting electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. This ensures that your shares will be properly voted at the Annual Meeting.
How are abstentions and broker non-votes treated?
Shares of our common stock represented by proxies that are marked “ABSTAIN,” or which constitute broker non-votes, will be counted as present at the meeting for the purpose of determining a quorum. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the other proposals included in this proxy statement). If the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes on the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote” as to non-routine matters.
Abstentions and broker non-votes will have no effect on any of the proposals included in this proxy statement.

88	Teladoc Health	2025 Proxy Statement

Information about the annual meeting and voting

How can I vote my shares without attending the virtual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the virtual meeting. If you are a stockholder of record, you may vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Internet	Telephone	Mobile device	Mail
www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card or voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available

Proxies submitted electronically, by telephone or by mail as described above must be received by 11:59 p.m. EDT on May 21, 2025.
If you submit a proxy but do not indicate any voting instructions:

Proposals		Your shares will be voted
1	Election of nine director nominees	FOR each nominee
2	Advisory vote to approve executive compensation (Say-on-Pay)	FOR
3	Approval of an amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan	FOR
4	Ratification of the selection of Ernst & Young LLP as independent auditors for 2023	FOR
Can I revoke my proxy and change my vote?
You may change your vote at any time prior to the taking of the vote at the virtual meeting. If you are the stockholder of record, you may change your vote by:
•providing a written notice of revocation to our corporate secretary prior to your shares being voted, at:

Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577

•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline)
•attending the virtual meeting AND voting
Attendance at the virtual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the virtual meeting and voting.

2025 Proxy Statement	Teladoc Health	89

Information about the annual meeting and voting

How many shares must be present to hold the virtual meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.
How can I vote my shares and ask questions during the virtual meeting?
We will be hosting the Annual Meeting live online, and you can attend live at www.virtualshareholdermeeting.com/TDOC2025. The webcast will start at 2:00 p.m. EDT. You may vote and submit questions while attending the meeting online. You will need the sixteen-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.
Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/TDOC2025 during the meeting. You will need your control number found in the Notice or your proxy card (if you received a printed copy of the proxy materials). Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the virtual meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the virtual meeting.
We intend to answer questions pertinent to Company matters as time allows during the meeting. Each stockholder will be limited to one question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. Stockholder questions related to personal matters, that are not relevant to the Company or the business of the Annual Meeting, that contain derogatory references to individuals, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting.
Will my vote be kept confidential?
Yes, your vote will be kept confidential and not disclosed to us unless required by law, you expressly request disclosure on your proxy, or there is a proxy contest.
Who will count the votes?
Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes. A representative of Broadridge Financial Solutions will serve as the inspector of election.

90	Teladoc Health	2025 Proxy Statement

Information about the annual meeting and voting

What vote is required to approve each proposal and how are the votes counted?

Proposals		Vote requirement	Effect of abstentions and broker non-votes
1	Election of Directors
•The affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon
•This means that the number of votes cast “FOR” a director-nominee exceeds the votes cast “AGAINST” that director-nominee
No effect
2	Advisory Vote Approving the Compensation of our Named Executive Officers
•The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon
•This vote is merely advisory and is not binding on the Company, the Board or its Compensation Committee
•Despite the fact that this vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the Company’s executive compensation program
No effect
3	Approve an amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan
•The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon
No effect
4	Ratification of the Appointment of the Independent Registered Public Accounting Firm
•The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon
No effect

2025 Proxy Statement	Teladoc Health	91

Information about the annual meeting and voting

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and Annual Report, you may contact us as follows:

Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577	(203) 635-2002

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
Who can help answer my questions regarding the Annual Meeting or the proposals?
You may contact Teladoc Health to assist you with your questions, at:

Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577	(203) 635-2002

92	Teladoc Health	2025 Proxy Statement

Additional information
Other matters
Our Board is not aware of any other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
Interests of certain persons in matters to be acted on
No director or executive officer who has served in such capacity since January 1, 2024, or any associate of any such director or officer, to the knowledge of the executive officers, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this proxy statement.
Proxy solicitation
We will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.
We have retained MacKenzie Partners, Inc. (“Mackenzie”) to assist in obtaining proxies from stockholders for the Annual Meeting. The estimated cost of such services is approximately $25,000, plus out-of-pocket expenses. MacKenzie may be contacted at (800) 322-2885 or via email at proxy@mackenziepartners.com.
Procedures for submitting stockholder proposals
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received no later than December 9, 2025. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Additionally, our Bylaws provide that a stockholder, or a group of up to 25 stockholders, owning 3% or more of the shares of our capital stock continuously for at least three years, generally may nominate and include in our proxy materials for an annual meeting director candidates constituting up to 20% of the Board, but not less than two, elected by the holders of our capital stock, provided that the stockholder (or group) and each nominee satisfy the requirements specified in our Bylaws. For eligible stockholders to include in our proxy materials nominees for next year’s annual meeting, proxy access nomination notices must be received by our corporate secretary no earlier than November 9, 2025, and no later than December 9, 2025. The notice must contain the information required by our Bylaws.
Stockholders desiring to nominate a director, other than pursuant to the proxy access provision of our Bylaws described above, or bring any other business before the stockholders at the 2026 annual meeting, must notify our corporate secretary of this proposal in writing no earlier than January 22, 2026, and no later than February 21, 2026. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the 2026 annual meeting. The fact that we may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.

2025 Proxy Statement	Teladoc Health	93

Additional information

Forward-looking statements
This proxy statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future financial or operating results, commitments, goals, and our executive compensation program. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings, including our ability to effectively compete; (iii) results of litigation or regulatory actions; (iv) the loss of one or more key clients or the loss of a significant number of members or BetterHelp paying users; (v) changes in valuations or useful lives of our assets; (vi) changes to our abilities to recruit and retain qualified providers into our network; (vii) the impact of and risk related to impairment losses with respect to goodwill or other assets; and (viii) the success of our operational review of the Company to achieve a more balanced approach to growth and margin. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC. Any forward-looking statement made by us in this proxy statement is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on May 22, 2025
The Teladoc Health Proxy Statement and Annual Report are available at www.proxyvote.com
By Order of the Board of Directors, Adam C. Vandervoort Chief Legal Officer and Secretary Purchase, New York April 8, 2025

94	Teladoc Health	2025 Proxy Statement

Annex A: Reconciliation of non-GAAP measures

(in thousands)	Year ended December 31, 2024 ($)
Net Loss	$(1,001,245)
Add:
Provision for income taxes	7,592.00
Other expense (income), net	6,035
Interest expense	23,803
Interest income	(57,071)
Depreciation of property and equipment	10,183
Amortization of intangible assets	363,365
Restructuring costs	20,355
Acquisition, integration, and transformation costs	1,743
Goodwill impairment	790,000
Stock-based compensation	145,951
Bonus Costs	26,641
Adjusted EBITDA, as defined for compensation purposes	$337,352

2025 Proxy Statement	Teladoc Health	95

Annex B

FIRST AMENDMENT TO
TELADOC HEALTH, INC.
2023 INCENTIVE AWARD PLAN

The 2023 Incentive Award Plan (the “Plan”) of Teladoc Health, Inc., a Delaware corporation (the “Company”), is hereby amended, subject to the approval of the Company’s shareholders, effective as of [May 22], 2025 (the “Amendment Effective Date”), as follows:

1.Amendment to Section 11.26 of the Plan. Section 11.26 of the Plan is hereby deleted and replaced in its entirety with the following:

“Overall Share Limit” means the sum of (i) 15,100,000 Shares (from the Effective Date), (ii) the aggregate number of shares available for issuance under each of the Prior Plans as of the Effective Date and (iii) any shares of Common Stock which are subject to Prior Plan Awards which become available for issuance under the Plan pursuant to Article IV.”

1.Effect on the Plan. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Amendment Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

96	Teladoc Health	2025 Proxy Statement

Corporate information

DIRECTORS

Charles Divita, III
Chief Executive Officer, Teladoc Health

J. Eric Evans
Chief Executive Officer, Surgery Partners

Catherine A. Jacobson
Former Chief Executive Officer,
Froedtert ThedaCare Health

Thomas G. McKinley
General Partner, Cardinal Partners

Kenneth H. Paulus
Former President and Chief Executive Officer,
Prime Therapeutics

Mark D. Smith, MD, MBA
Clinical Professor of Medicine, University of California
at San Francisco and a board-certified internist

EXECUTIVE OFFICERS

Charles Divita, III
Chief Executive Officer

Kelly Bliss
President, U.S. Group Health

Fernando Madeira
President of BetterHelp

Mala Murthy
Chief Financial Officer

Carlos Nueno
President, International

Adam Vandervoort
Chief Legal Officer and Secretary

STOCK LISTING

Teladoc Health common stock is traded on the New York Stock Exchange. The Teladoc Health ticker symbol is **TDOC**.

CORPORATE HEADQUARTERS

2 Manhattanville Road
Purchase, New York 10577
203-635-2002

TRANSFER AGENT

Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
www.equiniti.com
800-937-5449

INVESTOR RELATIONS

Teladoc Health
Investor Relations
2 Manhattanville Road
Purchase, New York 10577
203-635-2002

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
1 Manhattan West
401 9th Avenue
New York, New York 10001

CORPORATE WEBSITE

TeladocHealth.com

Learn more

TeladocHealth.com | 203-635-2002 | NYSE: TDOC

Teladoc Health empowers all people everywhere to live their healthiest lives by transforming the healthcare experience. As the world leader in virtual care, Teladoc Health uses proprietary health signals and personalized interactions to drive better health outcomes across the full continuum of care, at every stage in a person's health journey. Teladoc Health leverages more than two decades of expertise and data-driven insights to meet the growing virtual care needs of consumers and healthcare professionals.

© Teladoc Health, Inc. All rights reserved.

LEARN MORE

TeladocHealth.com | 203-635-2002 | NYSE: TDOC

Teladoc® HEALTH

TELADOC HEALTH, INC.
ATTN: ADAM VANDERVOORT
2 MANHATTANVILLE ROAD
PURCHASE, NY 10577

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/TDOC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to help us try to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or accessing them by way of the Internet. To sign up for electronic delivery, please follow the instructions above under Vote By Internet and, when prompted, indicate that you agree to receive e-mail delivery or access proxy materials by way of the Internet in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66415-P25233

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TELADOC HEALTH, INC.

The Board of Directors recommends a vote "FOR" each director-nominee listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

1. Elect nine directors, each for a term of one year.

Nominees:	For	Against	Abstain
1a. Charles Divita, III	☐	☐	☐
1b. J. Eric Evans	☐	☐	☐
1c. Sandra L. Fenwick	☐	☐	☐
1d. Catherine A. Jacobson	☐	☐	☐
1e. Thomas G. McKinley	☐	☐	☐
1f. Kenneth H. Paulus	☐	☐	☐
1g. David L. Shedlarz	☐	☐	☐
1h. Mark Douglas Smith, M.D., MBA	☐	☐	☐
1i. David B. Snow, Jr.	☐	☐	☐

	For	Against	Abstain
2. Approve, on an advisory basis, the compensation of Teladoc Health's named executive officers.	☐	☐	☐
3. Approve an amendment to the Teladoc Health, Inc. 2023 Incentive Award Plan.	☐	☐	☐
4. Ratify the appointment of Ernst & Young LLP as Teladoc Health's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

5. Transact any other business that may properly come before the meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V66416-P25233

TELADOC HEALTH, INC.
Annual Meeting of Stockholders
May 22, 2025 2:00 PM, EDT
This proxy is solicited by the Board of Directors of Teladoc Health, Inc.

The stockholder(s) hereby appoint(s) Adam C. Vandervoort and Mala Murthy, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TELADOC HEALTH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 22, 2025, via the Internet at *www.virtualshareholdermeeting.com/TDOC2025*, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2025 Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on other matters which may properly come before the 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Continued and to be signed on reverse side